UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-8709

Western Asset High Income Fund II Inc.
(Exact name of registrant as specified in charter)

620 Eighth Avenue, New York, NY			10018
(Address of principal executive offices)			(Zip code)

Robert I. Frenkel, Esq. Legg Mason & Co., LLC 100 First Stamford Place Stamford, CT 06902
(Name and address of agent for service)

Registrant’s telephone number, including area code:		(888)777-0102

Date of fiscal year end:	April, 30

Date of reporting period:	October 31, 2011

ITEM 1.                  REPORT TO STOCKHOLDERS.

The Semi-Annual Report to Stockholders is filed herewith.

October 31, 2011

Semi-Annual Report

Western Asset High Income Fund II Inc.
(HIX)

INVESTMENT PRODUCTS: NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

II	Western Asset High Income Fund II Inc.

Fund objectives

The Fund seeks to maximize current income by investing at least 80% of its net assets, plus any borrowings for investment purposes, in high-yield debt securities. As a secondary objective, the Fund seeks capital appreciation to the extent consistent with its objective of seeking to maximize current income.

What’s inside

Letter from the chairman	II

Investment commentary	III

Fund at a glance	1

Spread duration	2

Effective duration	3

Schedule of investments	4

Statement of assets and liabilities	23

Statement of operations	24

Statements of changes in net assets	25

Statement of cash flows	26

Financial highlights	27

Notes to financial statements	28

Additional shareholder information	42

Dividend reinvestment plan	43

Letter from the Chairman

Dear Shareholder,

We are pleased to provide the semi-annual report of Western Asset High Income Fund II Inc. for the six-month reporting period ended October 31, 2011. Please read on for Fund performance information and a detailed look at prevailing economic and market conditions during the Fund’s reporting period.

As always, we remain committed to providing you with excellent service and a full spectrum of investment choices. We also remain committed to supplementing the support you receive from your financial advisor. One way we accomplish this is through our website, www.leggmason.com/cef. Here you can gain immediate access to market and investment information, including:

•  Fund prices and performance,

•  Market insights and commentaries from our portfolio managers, and

•  A host of educational resources.

We look forward to helping you meet your financial goals.

Sincerely,

R. Jay Gerken, CFA

Chairman, President and Chief Executive Officer

November 25, 2011

Western Asset High Income Fund II Inc.	III

Investment commentary

Economic review

Although the U.S. economy continued to grow over the six months ended October 31, 2011, the pace of the expansion was generally disappointing. U.S. gross domestic product (“GDP”)i growth, as reported by the U.S. Department of Commerce, has been less robust than during most other periods exiting a severe recession. Looking back, GDP growth was 2.3% during the fourth quarter of 2010 and 3.0% for calendar 2010 as a whole. The Commerce Department then reported that first and second quarter 2011 GDP growth were 0.4% and 1.3%, respectively. This moderation in growth during the first half of the calendar year was due to a variety of factors, including less robust export activity and a deceleration in consumer spending given higher oil and food prices. The second estimate for third quarter GDP growth was 2.0%. Accelerating growth was attributed, in part, to higher consumer spending, which grew 2.3% in the third quarter, versus a modest 0.7% gain in the second quarter.

Two factors holding back the economy have been the weak job market and continued strains in the housing market. While there was some modest improvement in early 2011, unemployment again moved higher and remained elevated throughout the remainder of the reporting period. After dipping below 9.0% in February and March 2011 (to 8.9% and 8.8%, respectively), unemployment, as reported by the U.S. Department of Labor, moved back to 9.0% in April. Unemployment stayed above 9.0% over the next five months before falling to 9.0% in October.

The housing market continued to experience challenges. Looking back, existing-home sales moved somewhat higher toward the end of 2010 and in January 2011, according to the National Association of Realtors (“NAR”). Existing-home sales then declined during five of the next nine months. Existing-home prices were weak versus a year ago, with the NAR reporting that the median existing-home price for all housing types was $162,500 in October 2011, down 4.7% from October 2010.

Even the manufacturing sector, one of the stalwarts of the economy in recent years, softened during much of the reporting period. Based on the Institute for Supply Management’s PMI (“PMI”)ii, in February 2011, the manufacturing sector expanded at its fastest pace since May 2004, with a reading of 61.4 (a reading below 50 indicates a contraction, whereas a reading above 50 indicates an expansion). The PMI then generally moderated over the remainder of the reporting period and ended October at 50.8.

IV	Western Asset High Income Fund II Inc.

Investment commentary (cont’d)

Market review

Q. Did Treasury yields trend higher or lower during the six months ended October 31, 2011?

A. Both short- and long-term Treasury yields fluctuated but, overall, moved lower. When the period began, two- and ten-year Treasury yields were 0.61% and 3.32%, respectively. This proved to be the peak for both two- and ten-year Treasury yields during the period. Yields then generally declined due to disappointing economic data and increased risk aversion. During the height of the flight to quality in September 2011, two-year Treasuries hit their low for the reporting period of 0.16% and ten-year Treasuries reached their reporting period trough of 1.72%. With risk appetite increasing, yields generally moved higher in October. When the period ended on October 31, 2011, two-year Treasury yields were 0.25% and ten-year Treasury yields were 2.17%.

Q. How did the Federal Reserve Board (“Fed”)iii respond to the economic environment?

A. The Fed took a number of actions as it sought to meet its dual mandate of fostering maximum employment and price stability. In November 2010 (prior to the beginning of the reporting period), the Fed announced a second round of quantitative easing (often referred to as “QE2”) to help stimulate the economy. Also, as has been the case since December 2008, the Fed kept the federal funds rateiv at a historically low range between zero and 0.25%. In addition, in August 2011, the Fed declared its intention to keep the federal funds rate on hold until mid-2013. In September, the Fed announced its intention to purchase $400 billion of longer-term Treasury securities and to sell an equal amount of shorter-term Treasury securities by June 2012 (often referred to as “Operation Twist”). Finally, at its meeting in early November (after the reporting period ended), the Fed potentially opened the door to another round of quantitative easing, saying it is “prepared to employ its tools to promote a stronger economic recovery in a context of price stability.”

Q. What factors impacted the spread sectors (non-Treasuries) during the reporting period?

A. The spread sectors experienced periods of heightened volatility during the period. Risk aversion was often elevated during the first five months of the period given a host of disappointing economic data, a further escalation of the European sovereign debt crisis and the downgrading of U.S. government securities by Standard & Poor’s (“S&P”). However, risk appetite returned in October due to some better-than-expected economic data and signs of progress in Europe. While most U.S. spread sectors posted positive results during the six-month reporting period, they produced mixed results versus equal-durationv Treasuries. For the six months ended October 31, 2011, the Barclays Capital U.S. Aggregate Indexvi returned 4.98%.

Q. How did the high-yield market perform over the six months ended October 31, 2011?

A. The high-yield bond market produced poor results during the reporting period. The asset class largely treaded water during the first half of the period. While high-yield fundamentals remained solid overall, this was offset by concerns regarding the economy and the European sovereign debt crisis. However, with risk aversion increasing, the high-yield market, measured by the Barclays Capital U.S. High Yield — 2%

Western Asset High Income Fund II Inc.	V

Issuer Cap Indexvii, fell 4.02% and 3.29% in August and September, respectively. The market then rallied sharply in October, rising 6.00%, as risk appetite returned. All told, the high-yield market returned -0.95% for the six months ended October 31, 2011.

Q. How did the emerging market debt asset class perform over the reporting period?

A. Despite periods of volatility, the asset class generated a solid return for the six-month reporting period. In general, emerging market debt was supported by robust growth in developing countries and overall solid demand. These factors more than offset periods of weakness triggered by concerns regarding interest rate hikes in China, geopolitical issues and decelerating growth in many developed countries. Overall, the JPMorgan Emerging Markets Bond Index Global (“EMBI Global”)viii returned 5.28% over the six months ended October 31, 2011.

Performance review

For the six months ended October 31, 2011, Western Asset High Income Fund II Inc. returned -5.45% based on its net asset value (“NAV”)ix and 4.50% based on its New York Stock Exchange (“NYSE”) market price per share. The Fund’s unmanaged benchmarks, the Barclays Capital U.S. High Yield — 2% Issuer Cap Index and the EMBI Global, returned -0.95% and 5.28%, respectively, over the same time frame. The Lipper High Current Yield (Leveraged) Closed-End Funds Category Averagex returned -2.45% for the same period. Please note that Lipper performance returns are based on each fund’s NAV.

During this six-month period, the Fund made distributions to shareholders totaling $0.51 per share, which may have included a return of capital. The performance table shows the Fund’s six-month total return based on its NAV and market price as of October 31, 2011. Past performance is no guarantee of future results.

Performance Snapshot as of October 31, 2011 (unaudited)

Price Per Share	6-Month Total Return*
$8.55 (NAV)	-5.45%†
$9.94 (Market Price)	4.50%‡

All figures represent past performance and are not a guarantee of future results. Performance figures for periods shorter than one year represent cumulative figures and are not annualized.

*	Total returns are based on changes in NAV or market price, respectively.

†	Total return assumes the reinvestment of all distributions, including returns of capital, if any, at NAV.

‡	Total return assumes the reinvestment of all distributions, including returns of capital, if any, in additional shares in accordance with the Fund’s Dividend Reinvestment Plan.

Looking for additional information?

The Fund is traded under the symbol “HIX” and its closing market price is available in most newspapers under the NYSE listings. The daily NAV is available on-line under the symbol “XHGIX” on most financial websites. Barron’s and the Wall Street Journal’s Monday edition both carry closed-end fund tables that provide additional information. In addition, the Fund issues a quarterly press release that can be found on most major financial websites as well as www.leggmason.com/cef.

In a continuing effort to provide information concerning the Fund, shareholders may call 1-888-777-0102 (toll free),

VI	Western Asset High Income Fund II Inc.

Investment commentary (cont’d)

Monday through Friday from 8:00 a.m. to 5:30 p.m. Eastern Time, for the Fund’s current NAV, market price and other information.

As always, thank you for your confidence in our stewardship of your assets.

Sincerely,

R. Jay Gerken, CFA

Chairman, President and Chief Executive Officer

November 25, 2011

RISKS: The Fund’s investments are subject to credit risk, inflation risk and interest rate risk. As interest rates rise, bond prices fall generally, reducing the value of the Fund’s holdings. The Fund may use derivatives, such as options and futures, which can be illiquid, may disproportionately increase losses, and have a potentially large impact on Fund performance. High-yield bonds involve greater credit and liquidity risks than investment grade bonds. Foreign securities are subject to certain risks not associated with domestic investing, such as currency fluctuations and changes in political and economic conditions which could result in significant fluctuations. These risks are magnified in emerging markets. Leverage may result in greater volatility of NAV and the market price of common shares and increases a shareholder’s risk of loss.

All investments are subject to risk including the possible loss of principal. Past performance is no guarantee of future results. All index performance reflects no deduction for fees, expenses or taxes. Please note that an investor cannot invest directly in an index.

The information provided is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed may differ from those of the firm as a whole.

i                Gross domestic product (“GDP”) is the market value of all final goods and services produced within a country in a given period of time.

ii             The Institute for Supply Management’s PMI is based on a survey of purchasing executives who buy the raw materials for manufacturing at more than 350 companies. It offers an early reading on the health of the manufacturing sector.

iii          The Federal Reserve Board (“Fed”) is responsible for the formulation of policies designed to promote economic growth, full employment, stable prices and a sustainable pattern of international trade and payments.

iv           The federal funds rate is the rate charged by one depository institution on an overnight sale of immediately available funds (balances at the Federal Reserve) to another depository institution; the rate may vary from depository institution to depository institution and from day to day.

v       Duration is the measure of the price sensitivity of a fixed-income security to an interest rate change of 100 basis points. Calculation is based on the weighted average of the present values for all cash flows.

vi      The Barclays Capital U.S. Aggregate Index is a broad-based bond index comprised of government, corporate, mortgage- and asset-backed issues, rated investment grade or higher, and having at least one year to maturity.

vii        The Barclays Capital U.S. High Yield — 2% Issuer Cap Index is an index of the 2% Issuer Cap component of the Barclays Capital U.S. Corporate High Yield Index, which covers the U.S. dollar-denominated, non-investment grade, fixed-rate, taxable corporate bond market.

viii     The JPMorgan Emerging Markets Bond Index Global (“EMBI Global”) tracks total returns for U.S. dollar-denominated debt instruments issued by emerging market sovereign and quasi-sovereign entities: Brady bonds, loans, Eurobonds and local market instruments.

ix            Net asset value (“NAV”) is calculated by subtracting total liabilities and outstanding preferred stock (if any) from the closing value of all securities held by the Fund (plus all other assets) and dividing the result (total net assets) by the total number of the common shares outstanding. The NAV fluctuates with changes in the market prices of securities in which the Fund has invested. However, the price at which an investor may buy or sell shares of the Fund is the Fund’s market price as determined by supply of and demand for the Fund’s shares.

x               Lipper, Inc., a wholly-owned subsidiary of Reuters, provides independent insight on global collective investments. Returns are based on the six-month period ended October 31, 2011, including the reinvestment of all distributions, including returns of capital, if any, calculated among the 39 funds in the Fund’s Lipper category.

Western Asset High Income Fund II Inc. 2011 Semi-Annual Report	1

Fund at a glance† (unaudited)

Investment breakdown (%) as a percent of total investments

†             The bar graph above represents the composition of the Fund’s investments as of October 31, 2011 and April 30, 2011 and does not include derivatives, such as futures contracts and forward foreign currency contracts. The Fund is actively managed. As a result, the composition of the Fund’s investments is subject to change at any time.

2	Western Asset High Income Fund II Inc. 2011 Semi-Annual Report

Spread duration (unaudited)

Economic Exposure — October 31, 2011

Spread duration measures the sensitivity to changes in spreads. The spread over Treasuries is the annual risk-premium demanded by investors to hold non-Treasury securities. Spread duration is quantified as the % change in price resulting from a 100 basis points change in spreads. For a security with positive spread duration, an increase in spreads would result in a price decline and a decline in spreads would result in a price increase. This chart highlights the market sector exposure of the Fund’s sectors relative to the selected benchmark sectors as of the end of the reporting period.

80% BC US HY 2%,	— 80% of Barclays Capital U.S. High Yield — 2% Issuer Cap Index and
20% JPM EMBI Global	20% of JPMorgan Emerging Markets Bond Index Global
EM	— Emerging Markets
HIX	— Western Asset High Income Fund II Inc.
HY	— High Yield
IG Credit	— Investment Grade Credit

Western Asset High Income Fund II Inc. 2011 Semi-Annual Report	3

Effective duration (unaudited)

Interest Rate Exposure — October 31, 2011

Effective duration measures the sensitivity to changes in relevant interest rates. Effective duration is quantified as the % change in price resulting from a 100 basis points change in interest rates. For a security with positive effective duration, an increase in interest rates would result in a price decline and a decline in interest rates would result in a price increase. This chart highlights the interest rate exposure of the Fund’s sectors relative to the selected benchmark sectors as of the end of the reporting period.

80% BC US HY 2%,	— 80% of Barclays Capital U.S. High Yield — 2% Issuer Cap Index and
20% JPM EMBI Global	20% of JPMorgan Emerging Markets Bond Index Global
EM	— Emerging Markets
HIX	— Western Asset High Income Fund II Inc.
HY	— High Yield
IG Credit	— Investment Grade Credit

4	Western Asset High Income Fund II Inc. 2011 Semi-Annual Report

Schedule of investments (unaudited)

October 31, 2011

Western Asset High Income Fund II Inc.

Security	Rate	Maturity Date	Face Amount†		Value
Corporate Bonds & Notes — 86.6%
Consumer Discretionary — 19.0%
Auto Components — 0.2%
Europcar Groupe SA, Senior Notes	9.375%	4/15/18	2,010,000	EUR	$1,905,147	(a)
Automobiles — 0.7%
Escrow GCB General Motors	7.200%	1/15/11	6,185,000		139,163	(b)(c)
Escrow GCB General Motors	8.375%	7/15/33	7,855,000		176,738	(c)
Ford Motor Credit Co., LLC, Senior Notes	7.500%	8/1/12	580,000		600,197	(d)
Ford Motor Credit Co., LLC, Senior Notes	12.000%	5/15/15	4,270,000		5,391,400	(d)
Total Automobiles					6,307,498
Diversified Consumer Services — 0.7%
Service Corp. International, Senior Notes	7.500%	4/1/27	2,690,000		2,703,450	(d)
Sotheby’s, Senior Notes	7.750%	6/15/15	3,310,000		3,525,150	(d)
Stonemor Operating LLC/Cornerstone Family Services of WV/Osiris Holding, Senior Notes	10.250%	12/1/17	791,000		773,202	(d)
Total Diversified Consumer Services					7,001,802
Hotels, Restaurants & Leisure — 6.6%
Boyd Gaming Corp., Senior Notes	9.125%	12/1/18	590,000		579,675
Caesars Entertainment Operating Co. Inc., Senior Notes	10.750%	2/1/16	6,166,000		5,148,610	(d)
Caesars Entertainment Operating Co. Inc., Senior Secured Notes	10.000%	12/15/15	1,640,000		1,484,200	(d)
Caesars Entertainment Operating Co. Inc., Senior Secured Notes	11.250%	6/1/17	2,875,000		3,090,625	(d)
CityCenter Holdings LLC/CityCenter Finance Corp., Senior Secured Notes	10.750%	1/15/17	4,739,569		4,744,015	(a)(d)(e)
Downstream Development Quapaw, Senior Secured Notes	10.500%	7/1/19	2,580,000		2,489,700	(a)(d)
El Pollo Loco Inc., Secured Notes	17.000%	1/1/18	4,410,000		3,792,600	(a)
Fiesta Restaurant Group, Secured Notes	8.875%	8/15/16	1,420,000		1,455,500	(a)(d)
Fontainebleau Las Vegas Holdings LLC/ Fontainebleau Las Vegas Capital Corp.	10.250%	6/15/15	975,000		1,219	(a)(c)(f)
Hoa Restaurant Group LLC/Hoa Finance Corp., Senior Secured Notes	11.250%	4/1/17	2,260,000		2,067,900	(a)(d)
Inn of the Mountain Gods Resort & Casino, Senior Secured Notes	8.750%	11/30/20	1,910,000		1,871,800	(a)
Landry’s Holdings Inc., Senior Secured Notes	11.500%	6/1/14	2,640,000		2,574,000	(a)(d)
Landry’s Restaurants Inc., Senior Secured Notes	11.625%	12/1/15	2,330,000		2,481,450	(d)
Landry’s Restaurants Inc., Senior Secured Notes	11.625%	12/1/15	710,000		756,150	(a)(d)
MGM Resorts International, Senior Notes	5.875%	2/27/14	1,610,000		1,553,650	(d)
MGM Resorts International, Senior Secured Notes	10.375%	5/15/14	890,000		996,800	(d)

See Notes to Financial Statements.

Western Asset High Income Fund II Inc. 2011 Semi-Annual Report	5

Western Asset High Income Fund II Inc.

Security	Rate	Maturity Date	Face Amount†	Value
Hotels, Restaurants & Leisure — continued
MGM Resorts International, Senior Secured Notes	11.125%	11/15/17	2,135,000	$2,433,900	(d)
Mohegan Tribal Gaming Authority, Senior Secured Notes	11.500%	11/1/17	1,445,000	1,354,687	(a)(d)
Mohegan Tribal Gaming Authority, Senior Subordinated Notes	8.000%	4/1/12	6,540,000	4,430,850	(d)
Mohegan Tribal Gaming Authority, Senior Subordinated Notes	6.875%	2/15/15	420,000	213,150	(d)
NCL Corp. Ltd., Senior Notes	9.500%	11/15/18	5,040,000	5,266,800	(a)(d)
NCL Corp. Ltd., Senior Secured Notes	11.750%	11/15/16	3,990,000	4,608,450	(d)
Pinnacle Entertainment Inc., Senior Notes	8.625%	8/1/17	1,665,000	1,785,712	(d)
Seven Seas Cruises S de RL LLC, Senior Secured Notes	9.125%	5/15/19	2,980,000	3,054,500	(a)(d)
Snoqualmie Entertainment Authority, Senior Secured Notes	4.204%	2/1/14	1,800,000	1,575,000	(a)(f)
Station Casinos Inc., Senior Notes	6.000%	4/1/12	7,305,000	731	(c)(g)
Station Casinos Inc., Senior Subordinated Notes	6.625%	3/15/18	1,450,000	145	(c)(g)(h)
Sugarhouse HSP Gaming Prop Mezz LP/ Sugarhouse HSP Gaming Finance Corp., Secured Notes	8.625%	4/15/16	2,569,000	2,652,492	(a)(d)
Total Hotels, Restaurants & Leisure				62,464,311
Household Durables — 0.2%
Standard Pacific Corp., Senior Notes	8.375%	1/15/21	2,270,000	2,077,050	(d)
Internet & Catalog Retail — 0.8%
Netflix Inc., Senior Notes	8.500%	11/15/17	2,790,000	2,908,575	(d)
QVC Inc., Senior Secured Notes	7.375%	10/15/20	4,055,000	4,440,225	(a)(d)
Total Internet & Catalog Retail				7,348,800
Media — 5.4%
CCO Holdings LLC/CCO Holdings Capital Corp., Senior Notes	7.875%	4/30/18	840,000	898,800	(d)
CCO Holdings LLC/CCO Holdings Capital Corp., Senior Notes	8.125%	4/30/20	4,830,000	5,252,625	(d)
Cengage Learning Acquisitions Inc., Senior Notes	10.500%	1/15/15	9,965,000	7,922,175	(a)(d)
Cengage Learning Acquisitions Inc., Senior Subordinated Notes	13.250%	7/15/15	1,530,000	1,048,050	(a)(d)
CSC Holdings Inc., Senior Debentures	7.875%	2/15/18	1,500,000	1,653,750	(d)
DISH DBS Corp., Senior Notes	7.875%	9/1/19	1,815,000	2,001,038	(d)
DISH DBS Corp., Senior Notes	6.750%	6/1/21	1,550,000	1,608,125
Globo Communicacoes e Participacoes SA, Bonds	7.250%	4/26/22	2,039,000	2,168,986	(a)(i)
Good Sam Enterprises LLC, Secured Notes	11.500%	12/1/16	2,360,000	2,277,400

See Notes to Financial Statements.

6	Western Asset High Income Fund II Inc. 2011 Semi-Annual Report

Schedule of investments (unaudited) (cont’d)

October 31, 2011

Western Asset High Income Fund II Inc.

Security	Rate	Maturity Date	Face Amount†		Value
Media — continued
Kabel BW Erste Beteiligungs GmbH/Kabel Baden-Wurttemberg GmbH & Co. KG, Senior Secured Notes	7.500%	3/15/19	260,000		$271,700	(a)(d)
LBI Media Inc., Senior Secured Notes	9.250%	4/15/19	2,800,000		2,604,000	(a)(d)
Nara Cable Funding Ltd., Senior Secured Notes	8.875%	12/1/18	5,000,000	EUR	6,451,501	(a)
Nielsen Finance LLC/Nielsen Finance Co., Senior Notes	11.500%	5/1/16	740,000		852,850	(d)
Nielsen Finance LLC/Nielsen Finance Co., Senior Notes	7.750%	10/15/18	250,000		276,875	(d)
Ono Finance II PLC, Senior Bonds	11.125%	7/15/19	2,960,000	EUR	3,614,501	(a)
Univision Communications Inc., Senior Notes	8.500%	5/15/21	1,060,000		959,300	(a)(d)
Univision Communications Inc., Senior Secured Notes	6.875%	5/15/19	2,100,000		2,058,000	(a)(d)
Univision Communications Inc., Senior Secured Notes	7.875%	11/1/20	2,020,000		2,050,300	(a)(d)
UPC Holding BV, Senior Notes	9.875%	4/15/18	1,265,000		1,382,013	(a)(d)
UPCB Finance II Ltd., Senior Notes	6.375%	7/1/20	4,500,000	EUR	5,853,051	(a)
Total Media					51,205,040
Multiline Retail — 0.4%
Neiman Marcus Group Inc., Senior Secured Notes	7.125%	6/1/28	3,780,000		3,496,500	(d)
Specialty Retail — 2.9%
American Greetings Corp., Senior Notes	7.375%	6/1/16	5,710,000		5,924,125	(d)
American Greetings Corp., Senior Notes	7.375%	6/1/16	937,000		934,658	(d)
American Greetings Corp., Senior Notes	7.375%	6/1/16	390,000		389,025	(d)
Edcon Proprietary Ltd., Senior Secured Notes	9.500%	3/1/18	3,550,000	EUR	4,187,595	(a)
Edcon Proprietary Ltd., Senior Secured Notes	9.500%	3/1/18	760,000		657,400	(a)
Gymboree Corp., Senior Notes	9.125%	12/1/18	4,540,000		4,086,000	(d)
Michaels Stores Inc., Senior Subordinated Bonds	11.375%	11/1/16	2,000,000		2,095,020	(d)
Michaels Stores Inc., Senior Subordinated Notes, step bond	13.000%	11/1/16	7,020,000		7,493,850	(d)
Spencer Spirit Holdings Inc./Spencer Gifts LLC/ Spirit Halloween Superstores, Senior Notes	11.000%	5/1/17	1,800,000		1,768,500	(a)(d)
Total Specialty Retail					27,536,173
Textiles, Apparel & Luxury Goods — 1.1%
Boardriders SA, Senior Notes	8.875%	12/15/17	2,900,000	EUR	3,932,476	(a)
Empire Today LLC/Empire Today Finance Corp., Senior Secured Notes	11.375%	2/1/17	1,300,000		1,225,250	(a)(d)
Oxford Industries Inc., Senior Secured Notes	11.375%	7/15/15	5,285,000		5,872,956	(d)
Total Textiles, Apparel & Luxury Goods					11,030,682
Total Consumer Discretionary					180,373,003

See Notes to Financial Statements.

Western Asset High Income Fund II Inc. 2011 Semi-Annual Report	7

Western Asset High Income Fund II Inc.

Security	Rate	Maturity Date	Face Amount†	Value
Consumer Staples — 1.2%
Food Products — 1.0%
Blue Merger Sub Inc., Senior Notes	7.625%	2/15/19	4,990,000	$4,765,450	(a)(d)
Harmony Foods Corp., Senior Secured Notes	10.000%	5/1/16	1,250,000	1,262,500	(a)(d)
Simmons Foods Inc., Senior Secured Notes	10.500%	11/1/17	2,800,000	2,632,000	(a)(d)
Smithfield Foods Inc., Senior Secured Notes	10.000%	7/15/14	514,000	600,095	(d)
Total Food Products				9,260,045
Household Products — 0.0%
Reynolds Group DL Escrow Inc./Reynolds Group Escrow LLC, Senior Secured Notes	7.750%	10/15/16	300,000	316,875	(a)(d)
Personal Products — 0.1%
Hypermarcas SA, Notes	6.500%	4/20/21	1,230,000	1,205,400	(a)
Tobacco — 0.1%
Alliance One International Inc., Senior Notes	10.000%	7/15/16	1,180,000	1,026,600	(d)
Total Consumer Staples				11,808,920
Energy — 11.2%
Energy Equipment & Services — 1.7%
Complete Production Services Inc., Senior Notes	8.000%	12/15/16	2,225,000	2,325,125	(d)
Hercules Offshore LLC, Senior Secured Notes	10.500%	10/15/17	3,565,000	3,582,825	(a)(d)
Parker Drilling Co., Senior Notes	9.125%	4/1/18	2,730,000	2,873,325	(d)
Precision Drilling Corp., Senior Notes	6.625%	11/15/20	770,000	821,975	(d)
Vantage Drilling Co., Senior Secured Notes	11.500%	8/1/15	6,260,000	6,854,700	(d)
Total Energy Equipment & Services				16,457,950
Oil, Gas & Consumable Fuels — 9.5%
Berry Petroleum Co., Senior Notes	10.250%	6/1/14	2,280,000	2,593,500	(d)
Calumet Specialty Products Partners LP/ Calumet Finance Corp., Senior Notes	9.375%	5/1/19	2,140,000	2,065,100	(a)(d)
Calumet Specialty Products Partners LP/ Calumet Finance Corp., Senior Notes	9.375%	5/1/19	690,000	658,950	(a)
Chesapeake Energy Corp., Senior Notes	7.250%	12/15/18	2,260,000	2,525,550	(d)
Chesapeake Energy Corp., Senior Notes	6.625%	8/15/20	1,340,000	1,458,925	(d)
Compagnie Generale de Geophysique-Veritas, Senior Notes	9.500%	5/15/16	1,545,000	1,680,188	(d)
Compagnie Generale de Geophysique-Veritas, Senior Notes	7.750%	5/15/17	1,120,000	1,166,200	(d)
CONSOL Energy Inc., Senior Notes	8.250%	4/1/20	2,870,000	3,157,000	(d)
Corral Petroleum Holdings AB, Senior Notes	15.000%	12/31/17	6,053,948	4,964,237	(a)(e)(g)
Crosstex Energy LP/Crosstex Energy Finance Corp., Senior Notes	8.875%	2/15/18	1,600,000	1,704,000	(d)
Denbury Resources Inc., Senior Subordinated Notes	8.250%	2/15/20	1,875,000	2,081,250	(d)
Energy Transfer Equity LP, Senior Notes	7.500%	10/15/20	2,810,000	3,048,850	(d)

See Notes to Financial Statements.

8	Western Asset High Income Fund II Inc. 2011 Semi-Annual Report

Schedule of investments (unaudited) (cont’d)

October 31, 2011

Western Asset High Income Fund II Inc.

Security	Rate	Maturity Date	Face Amount†	Value
Oil, Gas & Consumable Fuels — continued
Enterprise Products Operating LLP, Junior Subordinated Notes	8.375%	8/1/66	285,000	$295,262	(d)(f)
EXCO Resources Inc., Senior Notes	7.500%	9/15/18	4,440,000	4,417,800	(d)
LUKOIL International Finance BV, Bonds	6.356%	6/7/17	1,720,000	1,853,300	(a)(i)
MarkWest Energy Partners LP/MarkWest Energy Finance Corp., Senior Notes	8.750%	4/15/18	2,440,000	2,757,200	(d)
Milagro Oil & Gas Inc., Secured Notes	10.500%	5/15/16	3,290,000	2,319,450	(a)(d)
Novatek Finance Ltd., Notes	6.604%	2/3/21	2,300,000	2,400,625	(a)(i)
Offshore Group Investments Ltd., Senior Secured Notes	11.500%	8/1/15	1,190,000	1,303,050	(a)(d)
Overseas Shipholding Group Inc., Senior Notes	8.125%	3/30/18	4,830,000	3,839,850	(d)
Peabody Energy Corp., Senior Notes	7.875%	11/1/26	1,220,000	1,351,150	(d)
Pemex Project Funding Master Trust, Senior Bonds	6.625%	6/15/35	6,067,000	6,673,700
Petrobras International Finance Co., Senior Notes	6.875%	1/20/40	1,145,000	1,338,460	(i)
Petrobras International Finance Co., Senior Notes	6.750%	1/27/41	360,000	415,080	(d)
Petroplus Finance Ltd., Senior Notes	6.750%	5/1/14	3,640,000	3,075,800	(a)(d)
Petroplus Finance Ltd., Senior Notes	7.000%	5/1/17	320,000	244,800	(a)(d)
Plains Exploration & Production Co., Senior Notes	10.000%	3/1/16	2,915,000	3,250,225	(d)
Plains Exploration & Production Co., Senior Notes	8.625%	10/15/19	2,260,000	2,519,900	(d)
PT Adaro Indonesia, Senior Notes	7.625%	10/22/19	770,000	833,525	(a)(d)
Quicksilver Resources Inc., Senior Notes	11.750%	1/1/16	7,344,000	8,335,440	(d)
Quicksilver Resources Inc., Senior Notes	9.125%	8/15/19	820,000	877,400
Range Resources Corp., Senior Subordinated Notes	8.000%	5/15/19	530,000	593,600	(d)
SandRidge Energy Inc., Senior Notes	7.500%	3/15/21	990,000	960,300	(a)(d)
Teekay Corp., Senior Notes	8.500%	1/15/20	4,810,000	4,665,700	(d)
Tesoro Corp., Senior Notes	6.250%	11/1/12	2,000,000	2,095,000	(d)
TNK-BP Finance SA	6.625%	3/20/17	230,000	248,975	(a)
TNK-BP Finance SA, Senior Notes	7.500%	7/18/16	270,000	299,025	(a)(i)
TNK-BP Finance SA, Senior Notes	7.875%	3/13/18	1,390,000	1,591,550	(a)(i)
TNK-BP Finance SA, Senior Notes	7.875%	3/13/18	200,000	229,000	(a)
Whiting Petroleum Corp., Senior Subordinated Notes	6.500%	10/1/18	1,160,000	1,215,100	(d)
Xinergy Ltd., Senior Secured Notes	9.250%	5/15/19	2,940,000	2,484,300	(a)(d)
Total Oil, Gas & Consumable Fuels				89,588,317
Total Energy				106,046,267

See Notes to Financial Statements.

Western Asset High Income Fund II Inc. 2011 Semi-Annual Report	9

Western Asset High Income Fund II Inc.

Security	Rate	Maturity Date	Face Amount†		Value
Financials — 6.1%
Capital Markets — 0.2%
Goldman Sachs Group Inc., Subordinated Notes	6.750%	10/1/37	2,320,000		$2,235,875	(d)
Commercial Banks — 1.1%
BAC Capital Trust VI, Capital Securities, Junior Subordinated Notes	5.625%	3/8/35	1,910,000		1,503,473	(d)
BankAmerica Institutional Capital A, Junior Subordinated Bonds	8.070%	12/31/26	970,000		887,550	(a)(d)
CIT Group Inc., Senior Secured Bonds	7.000%	5/1/16	2,657,888		2,664,533	(d)
Credit Agricole SA, Subordinated Notes	8.375%	10/13/19	1,710,000		1,513,350	(a)(d)(f)(j)
NB Capital Trust II, Junior Subordinated Notes	7.830%	12/15/26	1,300,000		1,168,375	(d)
NB Capital Trust IV, Junior Subordinated Notes	8.250%	4/15/27	1,762,000		1,651,875	(d)
Royal Bank of Scotland Group PLC, Junior Subordinated Bonds	7.648%	9/30/31	1,670,000		1,181,525	(d)(f)(j)
Total Commercial Banks					10,570,681
Consumer Finance — 1.7%
Ally Financial Inc., Senior Bonds	0.000%	12/1/12	4,210,000		3,967,925	(d)
Ally Financial Inc., Senior Notes	6.750%	12/1/14	6,140,000		6,232,100	(d)
Fiat Finance & Trade Ltd. SA, Senior Notes	6.125%	7/8/14	1,350,000	EUR	1,797,945
SLM Corp., Medium-Term Notes	8.000%	3/25/20	2,800,000		2,919,000	(d)
SLM Corp., Medium-Term Notes, Senior Notes	8.450%	6/15/18	1,340,000		1,422,201	(d)
Total Consumer Finance					16,339,171
Diversified Financial Services — 2.4%
Bank of America Corp.	8.125%	5/15/18	80,000		74,538	(d)(f)(j)
Bankrate Inc., Senior Secured Notes	11.750%	7/15/15	2,498,000		2,828,985	(d)
Capital One Capital V, Junior Subordinated Notes, Cumulative Trust Preferred Securities	10.250%	8/15/39	2,160,000		2,249,100	(d)
International Lease Finance Corp., Medium-Term Notes	6.375%	3/25/13	2,402,000		2,420,015	(d)
International Lease Finance Corp., Senior Notes	5.750%	5/15/16	1,480,000		1,397,719
International Lease Finance Corp., Senior Notes	8.750%	3/15/17	3,385,000		3,576,252	(d)
International Lease Finance Corp., Senior Notes	8.875%	9/1/17	5,180,000		5,413,100	(d)
International Lease Finance Corp., Senior Notes	8.250%	12/15/20	2,160,000		2,241,000	(d)
MBNA Capital A, Junior Subordinated Notes	8.278%	12/1/26	2,150,000		1,986,063	(d)
Total Diversified Financial Services					22,186,772
Insurance — 0.7%
American International Group Inc., Senior Notes	8.250%	8/15/18	3,180,000		3,587,631	(d)

See Notes to Financial Statements.

10	Western Asset High Income Fund II Inc. 2011 Semi-Annual Report

Schedule of investments (unaudited) (cont’d)

October 31, 2011

Western Asset High Income Fund II Inc.

Security	Rate	Maturity Date	Face Amount†	Value
Insurance — continued
Dai-ichi Life Insurance Co., Ltd., Subordinated Notes	7.250%	7/25/21	670,000	$685,839	(a)(d)(f)(j)
ING Capital Funding Trust III, Junior Subordinated Bonds	3.969%	12/31/11	890,000	757,402	(d)(f)(j)
MetLife Capital Trust IV, Junior Subordinated Notes	7.875%	12/15/37	1,100,000	1,170,011	(a)(d)
Total Insurance				6,200,883
Total Financials				57,533,382
Health Care — 5.5%
Health Care Equipment & Supplies — 0.5%
Biomet Inc., Senior Notes	10.000%	10/15/17	520,000	564,200	(d)
Biomet Inc., Senior Toggle Notes	10.375%	10/15/17	1,400,000	1,519,000	(d)(e)
Chiron Merger Sub Inc., Secured Notes	10.500%	11/1/18	2,210,000	2,240,388	(a)
Total Health Care Equipment & Supplies				4,323,588
Health Care Providers & Services — 4.5%
Acadia Healthcare, Senior Notes	12.875%	11/1/18	1,510,000	1,511,888	(a)
American Renal Associates Holdings Inc., Senior Notes	10.250%	3/1/16	3,344,167	3,370,328	(d)
American Renal Holdings, Senior Secured Notes	8.375%	5/15/18	2,390,000	2,509,500	(d)
CRC Health Corp., Senior Subordinated Notes	10.750%	2/1/16	9,225,000	8,832,937	(d)
ExamWorks Group Inc., Senior Notes	9.000%	7/15/19	1,840,000	1,780,200	(a)(d)
Fresenius Medical Care U.S. Finance Inc., Senior Notes	6.875%	7/15/17	1,610,000	1,734,775	(d)
Fresenius Medical Care U.S. Finance Inc., Senior Notes	6.500%	9/15/18	460,000	485,300	(a)(d)
Fresenius U.S. Finance II Inc., Senior Notes	9.000%	7/15/15	1,020,000	1,157,700	(a)(d)
HCA Inc., Debentures	7.500%	11/15/95	1,325,000	1,079,875	(d)
HCA Inc., Senior Secured Notes	8.500%	4/15/19	1,710,000	1,889,550	(d)
HCA Inc., Senior Secured Notes	6.500%	2/15/20	2,770,000	2,908,500	(d)
INC Research LLC, Senior Notes	11.500%	7/15/19	1,380,000	1,248,900	(a)(d)
InVentiv Health Inc., Senior Notes	10.000%	8/15/18	2,850,000	2,750,250	(a)(d)
Tenet Healthcare Corp., Senior Notes	6.875%	11/15/31	1,480,000	1,235,800	(d)
Tenet Healthcare Corp., Senior Secured Notes	10.000%	5/1/18	2,277,000	2,624,242	(d)
Tenet Healthcare Corp., Senior Secured Notes	8.875%	7/1/19	1,120,000	1,271,200	(d)
Universal Hospital Services Inc., Senior Secured Notes	8.500%	6/1/15	4,030,000	4,171,050	(d)(e)
US Oncology Inc.	0.000%	8/15/17	1,760,000	22,000
Vanguard Health Holdings Co., II LLC, Senior Notes	8.000%	2/1/18	2,225,000	2,286,188	(d)
Total Health Care Providers & Services				42,870,183

See Notes to Financial Statements.

Western Asset High Income Fund II Inc. 2011 Semi-Annual Report	11

Western Asset High Income Fund II Inc.

Security	Rate	Maturity Date	Face Amount†		Value
Pharmaceuticals — 0.5%
ConvaTec Healthcare E SA, Senior Notes	10.875%	12/15/18	2,500,000	EUR	$3,217,103	(a)
Giant Funding Corp., Senior Secured Notes	8.250%	2/1/18	1,390,000		1,469,925	(a)(d)
Total Pharmaceuticals					4,687,028
Total Health Care					51,880,799
Industrials — 15.4%
Aerospace & Defense — 2.0%
Ducommun Inc., Senior Notes	9.750%	7/15/18	1,880,000		1,945,800	(a)(d)
FGI Operating Co. Inc., Senior Secured Notes	10.250%	8/1/15	3,717,000		3,958,605	(d)
Huntington Ingalls Industries Inc., Senior Notes	6.875%	3/15/18	280,000		283,500	(a)
Huntington Ingalls Industries Inc., Senior Notes	7.125%	3/15/21	1,390,000		1,414,325	(a)(d)
Kratos Defense & Security Solutions Inc., Senior Notes	10.000%	6/1/17	380,000		395,200	(a)(d)
Kratos Defense & Security Solutions Inc., Senior Secured Notes	10.000%	6/1/17	4,440,000		4,617,600	(d)
Triumph Group Inc., Senior Notes	8.625%	7/15/18	1,660,000		1,834,300	(d)
Wyle Services Corp., Senior Subordinated Notes	10.500%	4/1/18	4,360,000		4,229,200	(a)(d)
Total Aerospace & Defense					18,678,530
Air Freight & Logistics — 0.1%
TGI International Ltd., Senior Notes	9.500%	10/3/17	500,000		547,500	(a)(i)
Airlines — 2.5%
American Airlines Pass-Through Trust, Secured Notes	7.000%	1/31/18	1,529,834		1,254,464	(a)(d)
BAA SH PLC, Senior Secured Notes	7.125%	3/1/17	2,450,000	GBP	3,765,347
Continental Airlines Inc., Pass-Through Certificates	5.983%	4/19/22	4,647,386		4,740,334	(d)
DAE Aviation Holdings Inc., Senior Notes	11.250%	8/1/15	8,390,000		8,851,450	(a)(d)
Delta Air Lines Inc., Pass-Through Certificates	8.954%	8/10/14	7,016		7,016
Delta Air Lines Inc., Pass-Through Certificates, Secured Notes	8.021%	8/10/22	1,677,884		1,638,118	(d)
Delta Air Lines Inc., Pass-Through Certificates, Subordinated Secured Notes	9.750%	12/17/16	800,109		850,116	(d)
Delta Air Lines Inc., Senior Secured Notes	9.500%	9/15/14	1,177,000		1,253,505	(a)(d)
United Air Lines Inc., Senior Secured Notes	9.875%	8/1/13	1,737,000		1,828,192	(a)(d)
Total Airlines					24,188,542
Building Products — 1.2%
Ashton Woods USA LLC/Ashton Woods Finance Co., Senior Subordinated Notes, step bond	0.000%	6/30/15	1,297,400		927,641	(a)(h)
Building Materials Corp. of America, Senior Notes	6.750%	5/1/21	3,970,000		4,128,800	(a)(d)
GTL Trade Finance Inc., Senior Notes	7.250%	10/20/17	2,260,000		2,463,400	(a)(i)
GTL Trade Finance Inc., Senior Notes	7.250%	10/20/17	1,424,000		1,552,160	(a)(i)

See Notes to Financial Statements.

12	Western Asset High Income Fund II Inc. 2011 Semi-Annual Report

Schedule of investments (unaudited) (cont’d)

October 31, 2011

Western Asset High Income Fund II Inc.

Security	Rate	Maturity Date	Face Amount†	Value
Building Products — continued
Rearden G Holdings EINS GmbH, Senior Notes	7.875%	3/30/20	800,000	$794,000	(a)(i)
Shea Homes LP, Senior Secured Notes	8.625%	5/15/19	1,940,000	1,760,550	(a)(d)
Total Building Products				11,626,551
Commercial Services & Supplies — 1.6%
Altegrity Inc., Senior Subordinated Notes	10.500%	11/1/15	800,000	772,000	(a)(d)
Altegrity Inc., Senior Subordinated Notes	11.750%	5/1/16	5,495,000	5,275,200	(a)(d)
American Reprographics Co., Senior Notes	10.500%	12/15/16	3,260,000	2,901,400	(d)
Geo Group Inc., Senior Notes	7.750%	10/15/17	2,965,000	3,128,075	(d)
JM Huber Corp., Senior Notes	9.875%	11/1/19	1,490,000	1,519,800	(a)
RSC Equipment Rental Inc./RSC Holdings III LLC, Senior Notes	8.250%	2/1/21	1,600,000	1,632,000	(d)
Total Commercial Services & Supplies				15,228,475
Construction & Engineering — 0.8%
Abengoa Finance SAU, Senior Notes	8.875%	11/1/17	2,710,000	2,750,650	(a)(d)
Odebrecht Finance Ltd., Senior Notes	6.000%	4/5/23	4,730,000	4,796,220	(a)(i)
Total Construction & Engineering				7,546,870
Electrical Equipment — 0.4%
NES Rentals Holdings Inc., Senior Secured Notes	12.250%	4/15/15	4,510,000	3,856,050	(a)(d)
Industrial Conglomerates — 0.3%
Leucadia National Corp., Senior Notes	8.125%	9/15/15	2,840,000	3,081,400	(d)
Machinery — 0.5%
Dematic SA, Senior Secured Notes	8.750%	5/1/16	4,460,000	4,415,400	(a)(d)
Marine — 1.1%
Horizon Lines LLC, Senior Secured Notes	11.000%	10/15/16	1,910,000	1,851,506	(a)
Horizon Lines LLC, Senior Secured Notes	13.000%	10/15/16	2,520,000	2,412,900	(a)(e)(g)
Navios Maritime Acquisition Corp./Navios Acquisition Finance U.S. Inc., Senior Secured Notes	8.625%	11/1/17	5,880,000	4,586,400	(d)
Navios Maritime Holdings Inc./Navios Maritime Finance II U.S. Inc., Senior Notes	8.125%	2/15/19	1,600,000	1,268,000
Total Marine				10,118,806
Road & Rail — 2.9%
AE Escrow Corp., Senior Notes	9.750%	3/15/20	1,920,000	2,006,400	(a)(d)
Avis Budget Car Rental LLC/Avis Budget Finance Inc., Senior Notes	9.625%	3/15/18	850,000	892,500	(d)
Florida East Coast Holdings Corp., Senior Notes	10.500%	8/1/17	3,485,843	3,230,941	(e)
Florida East Coast Railway Corp., Senior Secured Notes	8.125%	2/1/17	3,460,000	3,477,300	(d)
Kansas City Southern de Mexico, Senior Notes	12.500%	4/1/16	1,699,000	1,970,840	(d)
Kansas City Southern de Mexico, Senior Notes	8.000%	2/1/18	6,215,000	6,960,800	(d)

See Notes to Financial Statements.

Western Asset High Income Fund II Inc. 2011 Semi-Annual Report	13

Western Asset High Income Fund II Inc.

Security	Rate	Maturity Date	Face Amount†	Value
Road & Rail — continued
Kansas City Southern Railway, Senior Notes	13.000%	12/15/13	182,000	$ 208,162	(d)
Kansas City Southern Railway, Senior Notes	8.000%	6/1/15	600,000	642,000	(d)
Quality Distribution LLC/QD Capital Corp., Secured Notes	9.875%	11/1/18	4,000,000	3,980,000	(d)
RailAmerica Inc., Senior Secured Notes	9.250%	7/1/17	3,744,000	4,090,320	(d)
Total Road & Rail				27,459,263
Trading Companies & Distributors — 0.5%
Ashtead Capital Inc., Notes	9.000%	8/15/16	1,280,000	1,337,600	(a)(d)
H&E Equipment Services Inc., Senior Notes	8.375%	7/15/16	3,475,000	3,535,813	(d)
Total Trading Companies & Distributors				4,873,413
Transportation — 1.4%
CMA CGM, Senior Notes	8.500%	4/15/17	5,840,000	2,628,000	(a)(d)
Hapag-Lloyd AG, Senior Notes	9.750%	10/15/17	5,420,000	4,308,900	(a)(d)
Syncreon Global Ireland Ltd./Syncreon Global Finance US Inc., Senior Notes	9.500%	5/1/18	6,740,000	6,352,450	(a)(d)
Total Transportation				13,289,350
Transportation Infrastructure — 0.1%
Aguila 3 SA, Senior Secured Notes	7.875%	1/31/18	950,000	935,750	(a)(d)
Total Industrials				145,845,900
Information Technology — 3.5%
Communications Equipment — 0.6%
Lucent Technologies Inc., Debentures	6.450%	3/15/29	6,100,000	5,398,500	(d)
Electronic Equipment, Instruments & Components — 0.7%
NXP BV/NXP Funding LLC, Senior Secured Notes	9.750%	8/1/18	6,320,000	6,983,600	(a)(d)
IT Services — 1.3%
First Data Corp., Senior Notes	5.625%	11/1/11	3,100,000	3,107,750	(d)
First Data Corp., Senior Notes	10.550%	9/24/15	6,116,818	5,907,164	(d)
First Data Corp., Senior Notes	12.625%	1/15/21	1,140,000	1,083,000	(a)
First Data Corp., Senior Secured Notes	7.375%	6/15/19	250,000	248,750	(a)(d)
iGATE Corp., Senior Notes	9.000%	5/1/16	1,450,000	1,450,000	(a)(d)
Sterling Merger Inc., Senior Notes	11.000%	10/1/19	590,000	587,050	(a)(d)
Total IT Services				12,383,714
Semiconductors & Semiconductor Equipment — 0.9%
CDW LLC/CDW Finance Corp., Senior Notes	11.000%	10/12/15	1,520,000	1,573,200	(d)
CDW LLC/CDW Finance Corp., Senior Notes	11.500%	10/12/15	1,290,000	1,335,150	(d)(e)
Freescale Semiconductor Inc., Senior Secured Notes	9.250%	4/15/18	1,590,000	1,729,125	(a)(d)
Freescale Semiconductor Inc., Senior Subordinated Notes	10.125%	12/15/16	3,430,000	3,584,350	(d)
Total Semiconductors & Semiconductor Equipment				8,221,825
Total Information Technology				32,987,639

See Notes to Financial Statements.

14	Western Asset High Income Fund II Inc. 2011 Semi-Annual Report

Schedule of investments (unaudited) (cont’d)

October 31, 2011

Western Asset High Income Fund II Inc.

Security	Rate	Maturity Date	Face Amount†		Value
Materials — 9.9%
Chemicals — 1.4%
Georgia Gulf Corp., Senior Secured Notes	9.000%	1/15/17	2,120,000		$ 2,236,600	(a)(d)
Ineos Finance PLC, Senior Secured Notes	9.000%	5/15/15	2,430,000		2,508,975	(a)(d)
Lyondell Chemical Co., Senior Secured Notes	8.000%	11/1/17	2,910,000		3,288,300
Lyondell Chemical Co., Senior Secured Notes	11.000%	5/1/18	1,990,000		2,226,313	(d)
Solutia Inc., Senior Notes	8.750%	11/1/17	635,000		694,531	(d)
Solutia Inc., Senior Notes	7.875%	3/15/20	2,050,000		2,203,750	(d)
Total Chemicals					13,158,469
Containers & Packaging — 2.6%
ARD Finance SA, Senior Secured Notes	11.125%	6/1/18	950,000		811,718	(a)(d)(e)
Ardagh Packaging Finance PLC, Senior Notes	9.125%	10/15/20	3,370,000		3,370,000	(a)(d)
Ardagh Packaging Finance PLC, Senior Secured Notes	7.375%	10/15/17	1,160,000	EUR	1,603,086	(a)
Berry Plastics Corp., Secured Notes	9.750%	1/15/21	3,880,000		3,899,400	(d)
Berry Plastics Corp., Senior Secured Notes	9.500%	5/15/18	410,000		416,150	(d)
Longview Fibre Paper & Packaging Inc., Senior Secured Notes	8.000%	6/1/16	2,460,000		2,509,200	(a)(d)
Reynolds Group Issuer Inc./Reynolds Group Issuer LLC, Senior Notes	8.500%	5/15/18	2,120,000		2,061,700	(a)
Reynolds Group Issuer Inc./Reynolds Group Issuer LLC, Senior Notes	9.000%	4/15/19	2,590,000		2,512,300	(a)(d)
Reynolds Group Issuer Inc./Reynolds Group Issuer LLC, Senior Notes	8.250%	2/15/21	3,220,000		2,970,450	(a)(d)
Viskase Cos. Inc., Senior Secured Notes	9.875%	1/15/18	4,650,000		4,766,250	(a)(d)
Total Containers & Packaging					24,920,254
Metals & Mining — 4.7%
CSN Resources SA, Senior Bonds	6.500%	7/21/20	990,000		1,071,675	(a)(i)
Evraz Group SA, Notes	8.250%	11/10/15	170,000		178,075	(a)
Evraz Group SA, Notes	9.500%	4/24/18	680,000		741,200	(a)(d)
Evraz Group SA, Notes	6.750%	4/27/18	4,550,000		4,339,562	(a)
Evraz Group SA, Senior Notes	9.500%	4/24/18	330,000		359,700	(a)
FMG Resources (August 2006) Pty Ltd., Senior Notes	7.000%	11/1/15	750,000		753,750	(a)(d)
FMG Resources (August 2006) Pty Ltd., Senior Notes	8.250%	11/1/19	5,240,000		5,318,600	(a)
Midwest Vanadium Pty Ltd., Senior Secured Notes	11.500%	2/15/18	7,400,000		6,216,000	(a)(d)
Mirabela Nickel Ltd., Senior Notes	8.750%	4/15/18	2,570,000		2,300,150	(a)(d)
New World Resources NV, Senior Bonds	7.375%	5/15/15	1,300,000	EUR	1,708,869	(a)
Novelis Inc., Senior Notes	8.750%	12/15/20	3,910,000		4,281,450	(d)
Rio Tinto Finance USA Ltd., Senior Notes	9.000%	5/1/19	1,820,000		2,489,294	(d)

See Notes to Financial Statements.

Western Asset High Income Fund II Inc. 2011 Semi-Annual Report	15

Western Asset High Income Fund II Inc.

Security	Rate	Maturity Date	Face Amount†		Value
Metals & Mining — continued
Ryerson Holding Corp., Senior Secured Notes	0.000%	2/1/15	5,220,000		$ 2,322,900
Ryerson Inc., Senior Secured Notes	12.000%	11/1/15	310,000		317,750	(d)
Tempel Steel Co., Senior Secured Notes	12.000%	8/15/16	1,840,000		1,748,000	(a)(d)
Vale Overseas Ltd., Notes	8.250%	1/17/34	1,846,000		2,419,065	(i)
Vale Overseas Ltd., Notes	6.875%	11/21/36	1,826,000		2,093,146	(i)
Vedanta Resources PLC, Senior Notes	8.750%	1/15/14	2,070,000		2,090,700	(a)(i)
Vedanta Resources PLC, Senior Notes	6.750%	6/7/16	3,630,000		3,375,900	(a)
Total Metals & Mining					44,125,786
Paper & Forest Products — 1.2%
Appleton Papers Inc., Senior Secured Notes	11.250%	12/15/15	3,615,000		3,452,325	(d)
PE Paper Escrow GmbH, Senior Secured Notes	12.000%	8/1/14	1,070,000		1,166,300	(a)(d)
Sappi Papier Holding GmbH, Senior Secured Notes	6.625%	4/15/21	740,000		677,100	(a)(d)
Verso Paper Holdings LLC, Senior Subordinated Notes	11.375%	8/1/16	4,240,000		3,158,800	(d)
Verso Paper Holdings LLC/Verso Paper Inc., Senior Secured Notes	8.750%	2/1/19	4,510,000		3,269,750	(d)
Total Paper & Forest Products					11,724,275
Total Materials					93,928,784
Telecommunication Services — 8.2%
Diversified Telecommunication Services — 5.4%
Axtel SAB de CV, Senior Notes	7.625%	2/1/17	4,620,000		3,950,100	(a)(i)
Axtel SAB de CV, Senior Notes	7.625%	2/1/17	370,000		314,500	(a)(i)
Axtel SAB de CV, Senior Notes	9.000%	9/22/19	98,000		86,240	(a)
Cogent Communications Group Inc., Senior Secured Notes	8.375%	2/15/18	3,340,000		3,481,950	(a)(d)
Inmarsat Finance PLC, Senior Notes	7.375%	12/1/17	4,330,000		4,654,750	(a)(d)
Intelsat Jackson Holdings Ltd., Senior Notes	9.500%	6/15/16	4,225,000		4,420,406	(d)
Intelsat Jackson Holdings Ltd., Senior Notes	11.250%	6/15/16	1,630,000		1,723,725	(d)
Intelsat Luxembourg SA, Senior Notes	11.250%	2/4/17	900,000		895,500
Level 3 Financing Inc., Senior Notes	9.250%	11/1/14	2,305,000		2,365,506	(d)
Primus Telecommunications Holding Inc., Senior Notes	10.000%	4/15/17	514,708		504,414	(a)
Satmex Escrow SA de CV, Secured Senior Notes	9.500%	5/15/17	2,170,000		2,235,100
Sunrise Communications Holdings SA, Senior Secured Notes	8.500%	12/31/18	533,000	EUR	730,137	(a)
Sunrise Communications International SA, Senior Secured Notes	7.000%	12/31/17	448,000	EUR	633,845	(a)
TW Telecom Holdings Inc., Senior Notes	8.000%	3/1/18	3,120,000		3,322,800	(d)

See Notes to Financial Statements.

16	Western Asset High Income Fund II Inc. 2011 Semi-Annual Report

Schedule of investments (unaudited) (cont’d)

October 31, 2011

Western Asset High Income Fund II Inc.

Security	Rate	Maturity Date	Face Amount†		Value
Diversified Telecommunication Services — continued
UBS Luxembourg SA for OJSC Vimpel Communications, Loan Participation Notes	8.250%	5/23/16	2,220,000		$ 2,331,000	(a)(i)
Vimpel Communications, Loan Participation Notes	8.375%	4/30/13	700,000		742,000	(a)(d)
Vimpel Communications, Notes	6.493%	2/2/16	375,000		369,375	(a)
West Corp., Senior Notes	8.625%	10/1/18	2,680,000		2,787,200	(d)
West Corp., Senior Notes	7.875%	1/15/19	4,000,000		4,080,000
West Corp., Senior Subordinated Notes	11.000%	10/15/16	2,370,000		2,524,050	(d)
Wind Acquisition Finance SA, Senior Notes	11.750%	7/15/17	1,620,000		1,611,900	(a)(d)
Wind Acquisition Finance SA, Senior Secured Notes	7.250%	2/15/18	1,690,000		1,635,075	(a)(d)
Wind Acquisition Holdings Finance SpA, Senior Notes	12.250%	7/15/17	2,131,941		1,873,371	(a)(d)(e)
Windstream Corp., Senior Notes	7.500%	4/1/23	4,030,000		4,110,600	(d)
Total Diversified Telecommunication Services					51,383,544
Wireless Telecommunication Services — 2.8%
MetroPCS Wireless Inc., Senior Notes	7.875%	9/1/18	2,220,000		2,269,950	(d)
MetroPCS Wireless Inc., Senior Notes	6.625%	11/15/20	790,000		744,575
Phones4u Finance PLC, Senior Secured Notes	9.500%	4/1/18	1,300,000	GBP	1,745,376	(a)
Sprint Capital Corp., Global Notes	6.900%	5/1/19	2,380,000		1,993,250	(d)
Sprint Capital Corp., Senior Notes	8.375%	3/15/12	3,235,000		3,283,525	(d)
Sprint Capital Corp., Senior Notes	6.875%	11/15/28	2,500,000		1,837,500	(d)
Sprint Capital Corp., Senior Notes	8.750%	3/15/32	10,435,000		8,713,225	(d)
Syniverse Holdings Inc., Senior Notes	9.125%	1/15/19	3,754,000		3,922,930	(d)
VimpelCom Holdings BV, Senior Notes	7.504%	3/1/22	2,230,000		2,096,200	(a)
Total Wireless Telecommunication Services					26,606,531
Total Telecommunication Services					77,990,075
Utilities — 6.6%
Electric Utilities — 2.0%
AES Red Oak LLC, Secured Notes	9.200%	11/30/29	4,270,000		4,355,400	(d)
Astoria Depositor Corp., Pass-Through Certificates	8.144%	5/1/21	2,810,000		2,444,700	(a)(d)
Midwest Generation LLC, Pass-Through Certificates	8.560%	1/2/16	1,722,921		1,757,380	(d)
Reliant Energy Mid-Atlantic Power Holdings LLC, Senior Notes	9.681%	7/2/26	6,930,000		6,826,050	(d)
Texas Competitive Electric Holdings Co. LLC/TCEH Finance Inc., Senior Secured Notes	4.685 - 11.500%	10/1/20	4,160,000		3,598,400	(a)(d)
Total Electric Utilities					18,981,930

See Notes to Financial Statements.

Western Asset High Income Fund II Inc. 2011 Semi-Annual Report	17

Western Asset High Income Fund II Inc.

Security	Rate	Maturity Date	Face Amount†	Value
Gas Utilities — 0.3%
Suburban Propane Partners LP/Suburban Energy Finance Corp., Senior Notes	7.375%	3/15/20	2,230,000	$ 2,330,350	(d)
Independent Power Producers & Energy Traders — 4.2%
AES Corp., Senior Notes	8.000%	10/15/17	331,000	364,928	(d)
Atlantic Power Corp., Senior Notes	9.000%	11/15/18	2,290,000	2,290,000	(a)
Calpine Corp., Senior Secured Notes	7.875%	7/31/20	730,000	786,575	(a)(d)
Calpine Corp., Senior Secured Notes	7.500%	2/15/21	1,030,000	1,086,650	(a)(d)
Calpine Corp., Senior Secured Notes	7.875%	1/15/23	6,280,000	6,656,800	(a)(d)
Colbun SA, Senior Notes	6.000%	1/21/20	1,100,000	1,170,799	(a)(i)
Dynegy Inc., Bonds	7.670%	11/8/16	3,100,000	1,798,000	(d)
Energy Future Holdings Corp., Senior Notes	10.875%	11/1/17	5,027,000	4,272,950
Energy Future Holdings Corp., Senior Notes	11.250%	11/1/17	1,259,330	1,001,167	(d)(e)
Energy Future Intermediate Holding Co. LLC, Senior Secured Notes	9.750%	10/15/19	920,000	924,600	(d)
Energy Future Intermediate Holding Co. LLC/EFIH Finance Inc., Senior Secured Notes	10.000%	12/1/20	3,353,000	3,537,415	(d)
First Wind Holdings Inc., Senior Secured Notes	10.250%	6/1/18	2,380,000	2,368,100	(a)(d)
Foresight Energy LLC/Foresight Energy Corp., Senior Notes	9.625%	8/15/17	6,900,000	7,003,500	(a)(d)
Mirant Americas Generation LLC, Senior Notes	9.125%	5/1/31	5,595,000	5,315,250	(d)
Mirant Mid Atlantic LLC, Pass-Through Certificates	10.060%	12/30/28	1,607,586	1,675,908	(d)
Total Independent Power Producers & Energy Traders				40,252,642
Multi-Utilities — 0.1%
Empresas Publicas de Medellin ESP, Senior Notes	7.625%	7/29/19	740,000	869,500	(a)(i)
Total Utilities				62,434,422
Total Corporate Bonds & Notes (Cost — $820,626,733)				820,829,191
Collateralized Mortgage Obligations — 0.1%
Countrywide Home Loan Mortgage Pass-Through Trust, 2004-HYB5 7A1 (Cost — $1,049,065)	2.279%	4/20/35	1,676,926	1,250,934	(f)
Collateralized Senior Loans — 3.1%
Consumer Discretionary — 1.5%
Diversified Consumer Services — 0.4%
Realogy Corp., Term Loan	13.500%	10/15/17	3,500,000	3,400,835	(k)
Hotels, Restaurants & Leisure — 0.4%
CityCenter Holdings LLC, Term Loan	7.500%	1/13/15	693,600	697,935	(k)
El Pollo Loco Inc., First Lien Term Loan	9.250%	7/14/17	3,720,675	3,348,607	(k)
Total Hotels, Restaurants & Leisure				4,046,542

See Notes to Financial Statements.

18	Western Asset High Income Fund II Inc. 2011 Semi-Annual Report

Schedule of investments (unaudited) (cont’d)

October 31, 2011

Western Asset High Income Fund II Inc.

Security	Rate	Maturity Date	Face Amount†		Value
Media — 0.4%
Newsday LLC, Term Loan B	10.500%	8/1/13	4,000,000		$ 4,160,000	(k)
Specialty Retail — 0.3%
BCBG Maxazria International, Term Loan B	9.870%	5/19/15	2,920,000		2,697,350	(k)
Total Consumer Discretionary					14,304,727
Industrials — 0.1%
Marine — 0.1%
Trico Shipping AS, Term Loan A	10.000%	5/12/14	741,087		744,792	(h)(k)
Trico Shipping AS, Term Loan B	—	5/12/14	741,087		744,792	(h)(l)
Total Industrials					1,489,584
Information Technology — 0.3%
IT Services — 0.3%
First Data Corp., Term Loan B	4.245%	3/23/18	212,079		184,296	(k)
First Data Corp., Term Loan B2	2.995%	9/24/14	257,218		238,409	(k)
SRA International Inc., Term Loan B	6.500%	7/20/18	2,150,000		2,043,397	(k)
Total Information Technology					2,466,102
Materials — 0.1%
Chemicals — 0.1%
Kerling PLC, Term Loan	10.000%	6/30/16	1,200,000	EUR	1,328,352	(k)
Telecommunication Services — 0.9%
Diversified Telecommunication Services — 0.2%
Level 3 Financing Inc., Term Loan B	11.500%	3/13/14	2,000,000		2,088,750	(k)
Wireless Telecommunication Services — 0.7%
Vodafone Americas Finance 2 Inc., Term Loan A	6.875%	8/11/15	6,079,453		6,109,850	(k)
Total Telecommunication Services					8,198,600
Utilities — 0.2%
Electric Utilities — 0.2%
Texas Competitive Electric Holdings Co. LLC, Term Loan	4.742 - 4.772%	10/10/17	2,283,729		1,562,070	(k)
Total Collateralized Senior Loans (Cost — $30,193,411)					29,349,435
Convertible Bonds & Notes — 0.9%
Consumer Discretionary — 0.4%
Diversified Consumer Services — 0.4%
Realogy Corp., Senior Subordinated Bonds	11.000%	4/15/18	7,025,000		4,215,000	(a)(d)(g)
Energy — 0.0%
Oil, Gas & Consumable Fuels — 0.0%
James River Coal Co., Senior Notes	3.125%	3/15/18	230,000		169,625	(a)(d)
Industrials — 0.4%
Marine — 0.4%
Horizon Lines Inc., Secured Senior Notes	6.000%	4/15/17	5,056,969		3,543,491

See Notes to Financial Statements.

Western Asset High Income Fund II Inc. 2011 Semi-Annual Report	19

Western Asset High Income Fund II Inc.

Security	Rate	Maturity Date	Face Amount†		Value
Materials — 0.1%
Chemicals — 0.1%
Hercules Inc.	6.500%	6/30/29	880,000		$ 694,584	(d)
Total Convertible Bonds & Notes (Cost — $10,512,100)					8,622,700
Sovereign Bonds — 3.4%
Argentina — 0.5%
Republic of Argentina	7.820%	12/31/33	1,962,008	EUR	1,635,685	(f)
Republic of Argentina, GDP Linked Securities	0.000%	12/15/35	4,809,113	EUR	938,266	(f)(m)
Republic of Argentina, Senior Bonds	7.000%	9/12/13	98,000		95,343
Republic of Argentina, Senior Bonds	7.000%	10/3/15	1,396,000		1,245,168	(i)
Republic of Argentina, Senior Bonds	2.260%	12/31/38	224,638	EUR	94,804
Republic of Argentina, Senior Notes	8.750%	6/2/17	782,235		737,256
Total Argentina					4,746,522
Brazil — 0.9%
Brazil Nota do Tesouro Nacional, Notes	10.000%	1/1/14	1,541,000	BRL	883,465
Brazil Nota do Tesouro Nacional, Notes	10.000%	1/1/17	13,574,000	BRL	7,480,979
Total Brazil					8,364,444
Colombia — 0.1%
Republic of Colombia, Senior Notes	7.375%	3/18/19	495,000		626,175	(i)
India — 0.2%
ICICI Bank Ltd., Junior Subordinated Bonds	6.375%	4/30/22	1,174,000		1,109,430	(a)(f)(i)
ICICI Bank Ltd., Subordinated Bonds	6.375%	4/30/22	1,170,000		1,105,650	(a)(f)(i)
Total India					2,215,080
Indonesia — 0.6%
Republic of Indonesia, Senior Bonds	10.250%	7/15/22	11,011,000,000	IDR	1,606,443
Republic of Indonesia, Senior Bonds	11.000%	9/15/25	7,031,000,000	IDR	1,092,216
Republic of Indonesia, Senior Bonds	10.250%	7/15/27	6,948,000,000	IDR	1,024,628
Republic of Indonesia, Senior Bonds	6.625%	2/17/37	825,000		1,004,438	(a)(i)
Republic of Indonesia, Senior Bonds	9.750%	5/15/37	8,327,000,000	IDR	1,209,548
Total Indonesia					5,937,273
Peru — 0.2%
Republic of Peru, Bonds	7.840%	8/12/20	4,040,000	PEN	1,714,328
Russia — 0.1%
RSHB Capital, Loan Participation Notes, Senior Secured Bonds	6.299%	5/15/17	1,055,000		1,109,069	(a)(i)
Turkey — 0.4%
Republic of Turkey, Senior Bonds	11.875%	1/15/30	1,175,000		2,003,375	(i)
Republic of Turkey, Senior Notes	6.875%	3/17/36	2,064,000		2,296,200	(i)
Total Turkey					4,299,575
Venezuela — 0.4%
Bolivarian Republic of Venezuela	5.750%	2/26/16	3,370,000		2,637,025	(a)(i)

See Notes to Financial Statements.

20	Western Asset High Income Fund II Inc. 2011 Semi-Annual Report

Schedule of investments (unaudited) (cont’d)

October 31, 2011

Western Asset High Income Fund II Inc.

Security	Rate	Maturity Date	Face Amount†	Value
Venezuela — continued
Bolivarian Republic of Venezuela, Collective Action Securities, Global Senior Bonds	9.375%	1/13/34	1,164,000	$ 785,700	(i)
Total Venezuela				3,422,725
Total Sovereign Bonds (Cost — $30,101,126)				32,435,191

		Shares
Common Stocks — 2.4%
Consumer Discretionary — 1.4%
Automobiles — 0.1%
General Motors Co.		29,462	761,593	*
Media — 1.3%
Charter Communications Inc., Class A Shares		275,822	12,671,262	*
Total Consumer Discretionary			13,432,855
Energy — 0.5%
Energy Equipment & Services — 0.5%
KCAD Holdings I Ltd.		455,237,843	4,587,887	*(g)(h)
Oil, Gas & Consumable Fuels — 0.0%
SemGroup Corp., Class A Shares		9,861	275,911	*
Total Energy			4,863,798
Industrials — 0.4%
Building Products — 0.1%
Ashton Woods USA LLC, Class B Membership		399	335,160	*(a)(g)(h)
Nortek Inc.		7,072	149,396	*
Total Building Products			484,556
Marine — 0.3%
DeepOcean Group Holding AS		198,468	2,778,552	*(g)
Horizon Lines Inc., Class A		903,030	248,333	*
Total Marine			3,026,885
Total Industrials			3,511,441
Materials — 0.1%
Chemicals — 0.1%
LyondellBasell Industries NV, Class A Shares		30,773	1,011,201
Total Common Stocks (Cost — $18,683,648)			22,819,295
Convertible Preferred Stocks — 0.9%
Financials — 0.9%
Diversified Financial Services — 0.9%
Bank of America Corp.	7.250%	6,812	5,831,072
Citigroup Inc.	7.500%	28,900	2,746,656
Total Convertible Preferred Stocks (Cost — $10,003,318)			8,577,728

See Notes to Financial Statements.

Western Asset High Income Fund II Inc. 2011 Semi-Annual Report	21

Western Asset High Income Fund II Inc.

Security	Rate		Shares	Value
Preferred Stocks — 2.3%
Consumer Discretionary — 0.2%
Automobiles — 0.2%
Corts-Ford Motor Co.	7.400%		53,250	$ 1,333,913
Financials — 2.1%
Consumer Finance — 1.1%
GMAC Capital Trust I	8.125%		489,100	10,251,536	(f)
Diversified Financial Services — 1.0%
Citigroup Capital XII	8.500%		200,800	5,140,480	(f)
Citigroup Capital XIII	7.875%		168,125	4,527,606	(f)
Total Diversified Financial Services				9,668,086
Thrifts & Mortgage Finance — 0.0%
Federal National Mortgage Association (FNMA)	8.250%		35,900	70,364	*(f)
Total Financials				19,989,986
Total Preferred Stocks (Cost — $22,949,745)				21,323,899

		Expiration Date	Warrants
Warrants — 0.3%
Bolivarian Republic of Venezuela, Oil-linked payment obligations		4/15/20	18,500	522,625	*(f)
Buffets Restaurant Holdings		4/28/14	3,488	35	*(g)(h)
Charter Communications Inc.		11/30/14	4,876	56,123	*(g)
CMP Susquehanna Radio Holdings Co.		3/23/19	67,797	315,934	*(a)(g)(h)
General Motors Co.		7/10/16	52,032	881,942	*
General Motors Co.		7/10/19	52,032	613,978	*
Nortek Inc.		12/7/14	8,427	16,854	*(g)(h)
SemGroup Corp.		11/30/14	21,481	162,181	*(h)
Total Warrants (Cost — $6,324,525)				2,569,672
Total Investments before Short-Term Investments (Cost — $950,443,671)				947,778,045

		Maturity Date	Face Amount†
Short-Term Investments — 0.0%
U.S. Government Agencies — 0.0%
Federal Home Loan Mortgage Corp. (FHLMC), Discount Notes	0.100 - 0.120%	1/10/12	335,000	334,993	(n)(o)
Federal National Mortgage Association (FNMA), Discount Notes	0.100%	1/9/12	17,000	17,000	(n)(o)
Total Short-Term Investments (Cost — $351,925)				351,993
Total Investments — 100.0% (Cost — $950,795,596#)				$948,130,038

See Notes to Financial Statements.

22	Western Asset High Income Fund II Inc. 2011 Semi-Annual Report

Schedule of investments (unaudited) (cont’d)

October 31, 2011

Western Asset High Income Fund II Inc.

†	Face amount denominated in U.S. dollars, unless otherwise noted.
*	Non-income producing security.
(a)

Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers. This security has been deemed liquid pursuant to guidelines approved by the Board of Directors, unless otherwise noted.

(b)	The maturity principal is currently in default as of October 31, 2011.
(c)	The coupon payment on these securities is currently in default as of October 31, 2011.
(d)	All or a portion of this security is pledged as collateral pursuant to the loan agreement (See Note 5).
(e)	Payment-in-kind security for which part of the income earned may be paid as additional principal.
(f)	Variable rate security. Interest rate disclosed is as of the most recent information available.
(g)	Security is valued in good faith in accordance with procedures approved by the Board of Directors (See Note 1).
(h)	Illiquid security.
(i)	All or a portion of this security is held by the counterparty as collateral for open reverse repurchase agreements.
(j)	Security has no maturity date. The date shown represents the next call date.
(k)	Interest rates disclosed represent the effective rates on collateralized senior loans. Ranges in interest rates are attributable to multiple contracts under the same loan.
(l)	All or a portion of this loan is unfunded as of October 31, 2011. The interest rate for fully unfunded term loans is to be determined.
(m)	The security’s interest income payments are contingent upon the performance of Argentina’s GDP. There are no principal payments over the life of the security or upon the expiration of the security.
(n)	Rate shown represents yield-to-maturity.
(o)	All or a portion of this security is held at the broker as collateral for open futures contracts.
#	Aggregate cost for federal income tax purposes is substantially the same.

Abbreviations used in this schedule:

	BRL	— Brazilian Real
	EUR	— Euro
	GBP	— British Pound
	GDP	— Gross Domestic Product
	IDR	— Indonesian Rupiah
	OJSC	— Open Joint Stock Company
	PEN	— Peruvian Nuevo Sol

See Notes to Financial Statements.

Western Asset High Income Fund II Inc. 2011 Semi-Annual Report	23

Statement of assets and liabilities (unaudited)

October 31, 2011

Assets:
Investments, at value (Cost — $950,795,596)	$ 948,130,038
Foreign currency, at value (Cost — $1,635,320)	1,627,487
Cash	15,730,936
Interest and dividends receivable	21,893,943
Receivable for securities sold	2,286,266
Unrealized appreciation on forward foreign currency contracts	711,336
Deposits with brokers for open futures contracts	2,403
Prepaid expenses	43,732
Total Assets	990,426,141

Liabilities:
Loan payable (Note 5)	215,000,000
Payable for open reverse repurchase agreements (Note 3)	39,452,315
Payable for securities purchased	8,721,707
Investment management fee payable	643,408
Unrealized depreciation on forward foreign currency contracts	163,978
Interest payable (Notes 3 and 5)	152,905
Payable to broker — variation margin on open futures contracts	143,828
Accrued foreign capital gains tax	101,473
Directors’ fees payable	10,751
Accrued expenses	106,889
Total Liabilities	264,497,254
Total Net Assets	$ 725,928,887

Net Assets:
Par value ($0.001 par value; 84,918,799 shares issued and outstanding; 100,000,000 shares authorized)	$ 84,919
Paid-in capital in excess of par value	1,011,792,617
Undistributed net investment income	5,043,528
Accumulated net realized loss on investments, futures contracts and foreign currency transactions	(288,698,109)
Net unrealized depreciation on investments, futures contracts and foreign currencies	(2,294,068)
Total Net Assets	$ 725,928,887

Shares Outstanding	84,918,799

Net Asset Value	$8.55

See Notes to Financial Statements.

24	Western Asset High Income Fund II Inc. 2011 Semi-Annual Report

Statement of operations (unaudited)

For the Six Months Ended October 31, 2011

Investment Income:
Interest	$ 45,216,341
Dividends	1,607,036
Less: Foreign taxes withheld	(41,301)
Total Investment Income	46,782,076

Expenses:
Investment management fee (Note 2)	4,072,704
Interest expense (Notes 3 and 5)	1,360,173
Transfer agent fees	74,243
Directors’ fees	73,804
Audit and tax	39,538
Legal fees	37,280
Stock exchange listing fees	35,114
Custody fees	29,294
Shareholder reports	29,267
Insurance	8,632
Miscellaneous expenses	4,353
Total Expenses	5,764,402
Net Investment Income	41,017,674

Realized and Unrealized Gain (Loss) on Investments, Futures Contracts and Foreign Currency Transactions (Notes 1, 3 and 4):
Net Realized Loss From:
Investment transactions	(2,428,917)
Futures contracts	(1,641,162)
Foreign currency transactions	(328,674)
Net Realized Loss	(4,398,753)
Change in Net Unrealized Appreciation (Depreciation) From:
Investments	(82,270,727)
Futures contracts	166,281
Foreign currencies	2,019,828
Change in Net Unrealized Appreciation (Depreciation)	(80,084,618)
Net Loss on Investments, Futures Contracts and Foreign Currency Transactions	(84,483,371)
Decrease in Net Assets From Operations	$(43,465,697)

See Notes to Financial Statements.

Western Asset High Income Fund II Inc. 2011 Semi-Annual Report	25

Statements of changes in net assets

For the Six Months Ended October 31, 2011 (unaudited) and the Year Ended April 30, 2011	October 31	April 30

Operations:
Net investment income	$ 41,017,674	$ 83,672,634
Net realized gain (loss)	(4,398,753)	21,412,739
Change in net unrealized appreciation (depreciation)	(80,084,618)	30,136,685
Increase (Decrease) in Net Assets From Operations	(43,465,697)	135,222,058

Distributions to Shareholders From (Note 1):
Net investment income	(42,729,218)	(87,677,918)
Decrease in Net Assets From Distributions to Shareholders	(42,729,218)	(87,677,918)

Fund Share Transactions:
Reinvestment of distributions (516,487 and 945,623 shares issued, respectively)	4,804,727	8,652,730
Increase in Net Assets From Fund Share Transactions	4,804,727	8,652,730
Increase (Decrease) in Net Assets	(81,390,188)	56,196,870

Net Assets:
Beginning of period	807,319,075	751,122,205
End of period*	$ 725,928,887	$ 807,319,075
*Includes undistributed net investment income of:	$5,043,528	$6,755,072

See Notes to Financial Statements.

26	Western Asset High Income Fund II Inc. 2011 Semi-Annual Report

Statement of cash flows (unaudited)

For the Six Months Ended October 31, 2011

Increase (Decrease) in Cash: Cash Provided from Operating Activities:
Net decrease in net assets resulting from operations	$ (43,465,697)
Adjustments to reconcile net increase in net assets resulting from operations to net cash provided by operating activities:
Purchases of portfolio securities	(187,191,212)
Proceeds from sales of portfolio securities	197,328,906
Net purchases, sales and maturities of short-term investments	(214,740)
Net amortization (accretion) of discount and premium	(4,669,945)
Decrease in receivable for securities sold	5,566,175
Decrease in interest and dividends receivable	359,891
Decrease in prepaid expenses	26,089
Increase in cash collateral with brokers	(2,403)
Decrease in payable for securities purchased	(330,688)
Decrease in investment management fee payable	(43,680)
Increase in Directors’ fee payable	6,598
Decrease in interest payable	(10,959)
Increase in accrued foreign capital gains tax	54,637
Decrease in accrued expenses	(105,680)
Increase in payable to broker — variation margin on open futures contracts	141,445
Net realized loss on investments	2,428,917
Change in unrealized depreciation of investments and forward foreign currency contracts	80,111,888
Net Cash Provided Operating Activities*	$ 49,989,542

Cash Used From Financing Activities
Distribution paid on common stock	$ (37,924,491)
Increase in loan payable	25,000,000
Proceeds reverse repurchase agreements	(10,265,778)
Net Cash Used in Financing Activities	(23,190,269)
Net Increase in Cash	26,799,273
Cash Beginning of Year	(9,440,850)
Cash End of Year	$ 17,358,423

Non-Cash Financing Activities:
Proceeds from reinvestment of distributions	$ 4,804,727

*  Included in operating expenses is cash paid for interest on borrowings of $1,371,132.

See Notes to Financial Statements.

Western Asset High Income Fund II Inc. 2011 Semi-Annual Report	27

Financial highlights

For a share of beneficial interest outstanding throughout each year ended April 30, unless otherwise noted:

	2011[1,2]	2011[2]	2010[2]	2009[2]	2008[2]	2007[2]

Net asset value, beginning of period	$9.57	$9.00	$6.13	$10.76	$12.38	$11.74

Income (loss) from operations:
Net investment income	0.48	1.00	1.07	1.14	1.05	0.90
Net realized and unrealized gain (loss)	(0.99)	0.62	2.94	(4.64)	(1.69)	0.63
Total income (loss) from operations	(0.51)	1.62	4.01	(3.50)	(0.64)	1.53

Less distributions from:
Net investment income	(0.51)	(1.05)	(1.14)	(1.13)	(0.98)	(0.89)
Total distributions	(0.51)	(1.05)	(1.14)	(1.13)	(0.98)	(0.89)

Net asset value, end of period	$8.55	$9.57	$9.00	$6.13	$10.76	$12.38

Market price, end of period	$9.94	$10.04	$9.82	$6.22	$9.90	$11.61
Total return, based on NAV[3,4]	(5.45)%	19.40%	69.38%	(32.74)%	(5.19)%	13.58%[5]
Total return, based on Market Price[6]	4.50%	14.54%	81.29%	(25.21)%	(6.15)%	25.58%

Net assets, end of period (000s)	$725,929	$807,319	$751,122	$504,958	$834,813	$960,555

Ratios to average net assets:
Gross expenses	1.51%[7]	1.61%	2.12%	3.03%	2.94%	1.96%
Net expenses[8]	1.51 [7]	1.61	2.12	3.03	2.94	1.96
Net investment income	10.77 [7]	11.03	13.44	15.02	9.25	7.55

Portfolio turnover rate	19%	84%	81%	53%	52%	90%

Supplemental data:
Loans Outstanding, End of Period (000s)	$215,000	$190,000	$196,500	$161,500	$250,000	$125,000
Asset Coverage for Loan Outstanding	448%	525%	482%	413%	434%	868%
Weighted Average Loan (000s)	$207,255	$197,170	$169,363	$219,563	$213,320	$125,000
Weighted Average Interest Rate on Loans	1.11%	1.49%	1.80%	3.00%	5.00%	5.56%

1	For the six months ended October 31, 2011 (unaudited).
2	Per share amounts have been calculated using the average shares method.
3

Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for less than one year are not annualized.

4	The total return calculation assumes that distributions are reinvested at NAV. Past performance is no guarantee of future results. Total returns for less than one year are not annualized.
5	The prior investment manager fully reimbursed the Fund for losses incurred resulting from an investment transaction error. Without this reimbursement, the total return would not have changed.
6

The total return calculation assumes that distributions are reinvested in accordance with the Fund’s dividend reinvestment plan. Past performance is no guarantee of future results. Total returns for less than one year are not annualized.

7	Annualized.
8	The impact of compensating balance arrangements, if any, was less than 0.01%.

See Notes to Financial Statements.

28	Western Asset High Income Fund II Inc. 2011 Semi-Annual Report

Notes to financial statements (unaudited)

1. Organization and significant accounting policies

Western Asset High Income Fund II Inc. (the “Fund”) was incorporated in Maryland and is registered as a diversified, closed-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). The Fund seeks to maximize current income by investing at least 80% of its net assets, plus any borrowings for investment purposes, in high-yield debt securities. As a secondary objective, the Fund seeks capital appreciation to the extent consistent with its objective of seeking to maximize current income.

The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”). Estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ. Subsequent events have been evaluated through the date the financial statements were issued.

(a) Investment valuation. The valuations for fixed income securities and certain derivative instruments are typically the prices supplied by independent third party pricing services, which may use market prices or broker/dealer quotations or a variety of fair valuation techniques and methodologies. Short-term fixed income securities that will mature in 60 days or less are valued at amortized cost, unless it is determined that using this method would not reflect an investment’s fair value. Publicly traded foreign government debt securities are typically traded internationally in the over-the-counter market, and are valued at the mean between the last quoted bid and asked prices as of the close of business of that market. Futures contracts are valued daily at the settlement price established by the board of trade or exchange on which they are traded. Equity securities for which market quotations are available are valued at the last reported sales price or official closing price on the primary market or exchange on which they trade. If independent third party pricing services are unable to supply prices for a portfolio investment, or if the prices supplied are deemed by the manager to be unreliable, the market price may be determined by the manager using quotations from one or more broker/dealers. When the Fund holds securities or other assets that are denominated in a foreign currency, the Fund will normally use the currency exchange rates as of 4:00 p.m. (Eastern Time). When reliable prices are not readily available, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Fund calculates its net asset value, the Fund values these securities as determined in accordance with procedures approved by the Fund’s Board of Directors.

The Fund has adopted Financial Accounting Standards Board Codification Topic 820 (“ASC Topic 820”). ASC Topic 820 establishes a single definition of

Western Asset High Income Fund II Inc. 2011 Semi-Annual Report	29

fair value, creates a three-tier hierarchy as a framework for measuring fair value based on inputs used to value the Fund’s investments, and requires additional disclosure about fair value. The hierarchy of inputs is summarized below.

•                  Level 1 — quoted prices in active markets for identical investments

•                  Level 2 — other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•                  Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The Fund uses valuation techniques to measure fair value that are consistent with the market approach and/or income approach, depending on the type of security and the particular circumstance. The market approach uses prices and other relevant information generated by market transactions involving identical or comparable securities. The income approach uses valuation techniques to discount estimated future cash flows to present value.

The following is a summary of the inputs used in valuing the Fund’s assets and liabilities carried at fair value:

ASSETS
Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Long-term investments†:
Corporate bonds & notes	—	$813,451,178	$ 7,378,013	$820,829,191
Collateralized mortgage obligations	—	1,250,934	—	1,250,934
Collateralized senior loans	—	29,349,435	—	29,349,435
Convertible bonds & notes	—	4,407,700	4,215,000	8,622,700
Sovereign bonds	—	32,435,191	—	32,435,191
Common stocks:
Energy	$ 275,911	—	4,587,887	4,863,798
Industrials	397,729	—	3,113,712	3,511,441
Other common stocks	14,444,056	—	—	14,444,056
Convertible preferred stocks	8,577,728	—	—	8,577,728
Preferred stocks	21,323,899	—	—	21,323,899
Warrants	1,495,920	1,000,740	73,012	2,569,672
Total long-term investments	$46,515,243	$881,895,178	$19,367,624	$947,778,045
Short-term investments†	—	351,993	—	351,993
Total investments	$46,515,243	$882,247,171	$19,367,624	$948,130,038
Other financial instruments:
Forward foreign currency contracts	—	$ 711,336	—	$ 711,336
Total	$46,515,243	$882,958,507	$19,367,624	$948,841,374

30	Western Asset High Income Fund II Inc. 2011 Semi-Annual Report

Notes to financial statements (unaudited) (cont’d)

LIABILITIES
Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Other financial instruments:
Futures contracts	$47,761	—	—	$ 47,761
Forward foreign currency contracts	—	$163,978	—	163,978
Total	$47,761	$163,978	—	$211,739

†  See Schedule of Investments for additional detailed categorizations.

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value:

	Corporate Bonds &	Convertible Bonds &	Common Stocks
Investments In Securities	Notes	Notes	Energy	Industrials	Warrants	Total
Balance as of April 30, 2011	$ 7,443,802	—	$ 5,140,895	$ 179,570	$ 67,451	$12,831,718
Accrued premiums/discounts	3,083	—	—	—	—	3,083
Realized gain (loss)[1]	(7,500)	—	—	—	—	(7,500)
Change in unrealized appreciation (depreciation)[2]	(1,152,477)	—	(608,710)	(1,702,377)	265,372	(3,198,192)
Purchases	8,331,972	—	4,006,093	4,636,519	—	16,974,584
Sales	(249,688)	—	(3,950,391)	—	—	(4,200,079)
Transfers into Level 3[3]	876	$4,215,000	—	—	56,123	4,271,999
Transfers out of Level 3[4]	(6,992,055)	—	—	—	(315,934)	(7,307,989)
Balance as of October 31, 2011	$ 7,378,013	$4,215,000	$4,587,887	$ 3,113,712	$ 73,012	$19,367,624
Net change in unrealized appreciation (depreciation) for investments in securities still held at October 31, 2011[2]	$ (957,917)	—	$ 581,794	$(1,702,377)	$ (50,562)	$(2,129,062)

The Fund’s policy is to recognize transfers between levels as of the end of the reporting period.

1	This amount is included in net realized gain (loss) from investment transactions in the accompanying Statement of Operations.
2

This amount is included in the change in net unrealized appreciation (depreciation) in the accompanying Statement of Operations. Change in unrealized appreciation (depreciation) includes net unrealized appreciation (depreciation) resulting from changes in investment values during the reporting period and the reversal of previously recorded unrealized appreciation (depreciation) when gains or losses are realized.

3	Transferred in to Level 3 as a result of the unavailability of a quoted price in an active market for an identical investment or the unavailability of other significant observable inputs.
4	Transferred out of Level 3 as a result of the availability of a quoted price in an active market for an identical investment or the availability of other significant observable inputs.

(b) Repurchase agreements. The Fund may enter into repurchase agreements with institutions that its investment adviser has determined are creditworthy. Each repurchase agreement is recorded at cost. Under the terms of a typical repurchase agreement, the Fund acquires a debt security subject to an obligation of the seller to repurchase, and of the Fund to resell, the security at an agreed-upon price and time, thereby determining the yield during the Fund’s holding period. When entering into repurchase agreements, it is the Fund’s policy that its custodian or a third party custodian, acting on the Fund’s

Western Asset High Income Fund II Inc. 2011 Semi-Annual Report	31

behalf, take possession of the underlying collateral securities, the market value of which, at all times, at least equals the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction maturity exceeds one business day, the value of the collateral is marked-to-market and measured against the value of the agreement in an effort to ensure the adequacy of the collateral. If the counterparty defaults, the Fund generally has the right to use the collateral to satisfy the terms of the repurchase transaction. However, if the market value of the collateral declines during the period in which the Fund seeks to assert its rights or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

(c) Loan participations. The Fund may invest in loans arranged through private negotiation between one or more financial institutions. The Fund’s investment in any such loan may be in the form of a participation in or an assignment of the loan. In connection with purchasing participations, the Fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement related to the loan, or any rights of off-set against the borrower and the Fund may not benefit directly from any collateral supporting the loan in which it has purchased the participation.

The Fund assumes the credit risk of the borrower, the lender that is selling the participation and any other persons interpositioned between the Fund and the borrower. In the event of the insolvency of the lender selling the participation, the Fund may be treated as a general creditor of the lender and may not benefit from any off-set between the lender and the borrower.

(d) Reverse repurchase agreements. The Fund may enter into reverse repurchase agreements. Under the terms of a typical reverse repurchase agreement, a fund sells a security subject to an obligation to repurchase the security from the buyer at an agreed-upon time and price. In the event the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, the Fund’s use of the proceeds of the agreement may be restricted pending a determination by the counterparty, or its trustee or receiver, whether to enforce the Fund’s obligation to repurchase the securities. In entering into reverse repurchase agreements, the Fund will maintain cash, U.S. government securities or other liquid debt obligations at least equal in value to its obligations with respect to reverse repurchase agreements or will take other actions permitted by law to cover its obligations.

(e) Forward foreign currency contracts. The Fund enters into a forward foreign currency contract to hedge against foreign currency exchange rate risk on its non-U.S. dollar denominated securities or to facilitate settlement of a foreign currency denominated portfolio transaction. A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price with delivery and settlement at a future date. The contract is marked-to-market daily and the change in value is recorded by the Fund as an unrealized gain or loss. When a forward foreign currency contract is

32	Western Asset High Income Fund II Inc. 2011 Semi-Annual Report

Notes to financial statements (unaudited) (cont’d)

closed, through either delivery or offset by entering into another forward foreign currency contract, the Fund recognizes a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value of the contract at the time it is closed.

Forward foreign currency contracts involve elements of market risk in excess of the amounts reflected on the Statement of Assets and Liabilities. The Fund bears the risk of an unfavorable change in the foreign exchange rate underlying the forward foreign currency contract. Risks may also arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts.

(f) Futures contracts. The Fund uses futures contracts generally to gain exposure to, or hedge against, changes in interest rates or gain exposure to, or hedge against, changes in certain asset classes. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date.

Upon entering into a futures contract, the Fund is required to deposit cash or cash equivalents with a broker in an amount equal to a certain percentage of the contract amount. This is known as the “initial margin” and subsequent payments (“variation margin”) are made or received by the Fund each day, depending on the daily fluctuation in the value of the contract. For certain futures, including foreign denominated futures, variation margin is not settled daily, but is recorded as a net variation margin payable or receivable. Futures contracts are valued daily at the settlement price established by the board of trade or exchange on which they are traded. The daily changes in contract value are recorded as unrealized gains or losses in the Statement of Operations and the Fund recognizes a realized gain or loss when the contract is closed.

Futures contracts involve, to varying degrees, risk of loss in excess of the amounts reflected in the financial statements. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

(g) Foreign currency translation. Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the respective dates of such transactions.

The Fund does not isolate that portion of the results of operations resulting from fluctuations in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Western Asset High Income Fund II Inc. 2011 Semi-Annual Report	33

Net realized foreign exchange gains or losses arise from sales of foreign currencies, including gains and losses on forward foreign currency contracts, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the values of assets and liabilities, other than investments in securities, on the date of valuation, resulting from changes in exchange rates.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

(h) Cash flow information. The Fund invests in securities and distributes dividends from net investment income and net realized gains, which are paid in cash and may be reinvested at the discretion of shareholders. These activities are reported in the Statement of Changes in Net Assets and additional information on cash receipts and cash payments are presented in the Statement of Cash Flows.

(i) Credit and market risk. The Fund invests in high-yield and emerging market instruments that are subject to certain credit and market risks. The yields of high-yield and emerging market debt obligations reflect, among other things, perceived credit and market risks. The Fund’s investment in securities rated below investment grade typically involve risks not associated with higher rated securities including, among others, greater risk related to timely and ultimate payment of interest and principal, greater market price volatility and less liquid secondary market trading. The consequences of political, social, economic or diplomatic changes may have disruptive effects on the market prices of investments held by the Fund. The Fund’s investment in non-U.S. dollar denominated securities may also result in foreign currency losses caused by devaluations and exchange rate fluctuations.

(j) Counterparty risk and credit-risk-related contingent features of derivative instruments. The Fund may invest in certain securities or engage in other transactions, where the Fund is exposed to counterparty credit risk in addition to broader market risks. The Fund may invest in securities of issuers, which may also be considered counterparties as trading partners in other transactions. This may increase the risk of loss in the event of default or bankruptcy by the counterparty or if the counterparty otherwise fails to meet its contractual obligations. The Fund’s investment manager attempts to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment and (iii) requiring collateral from the counterparty for certain transactions. Market events

34	Western Asset High Income Fund II Inc. 2011 Semi-Annual Report

Notes to financial statements (unaudited) (cont’d)

and changes in overall economic conditions may impact the assessment of such counterparty risk by the investment manager. In addition, declines in the values of underlying collateral received may expose the Fund to increased risk of loss.

The Fund has entered into master agreements with certain of its derivative counterparties that provide for general obligations, representations, agreements, collateral, events of default or termination and credit related contingent features. The credit related contingent features include, but are not limited to, a percentage decrease in the Fund’s net assets or NAV over a specified period of time. If these credit related contingent features were triggered, the derivatives counterparty could terminate the positions and demand payment or require additional collateral.

As of October 31, 2011, the Fund held forward foreign currency contracts with credit related contingent features which had a liability position of $163,978. If a contingent feature in the master agreements would have been triggered, the Fund would have been required to pay this amount to its derivatives counterparties.

(k) Security transactions and investment income. Security transactions are accounted for on a trade date basis. Interest income, adjusted for amortization of premium and accretion of discount, is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. Foreign dividend income is recorded on the ex-dividend date or as soon as practicable after the Fund determines the existence of a dividend declaration after exercising reasonable due diligence. The cost of investments sold is determined by use of the specific identification method. To the extent any issuer defaults or a credit event occurs that impacts the issuer, the Fund may halt any additional interest income accruals and consider the realizability of interest accrued up to the date of default or credit event.

(l) Distributions to shareholders. Distributions from net investment income for the Fund, if any, are declared quarterly and paid on a monthly basis. Distributions of net realized gains, if any, are declared at least annually. Distributions to shareholders of the Fund are recorded on the ex-dividend date and are determined in accordance with income tax regulations, which may differ from GAAP.

(m) Compensating balance arrangements. The Fund has an arrangement with its custodian bank whereby a portion of the custodian’s fees is paid indirectly by credits earned on the Fund’s cash on deposit with the bank.

(n) Federal and other taxes. It is the Fund’s policy to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986 (the “Code”), as amended, applicable to regulated investment companies. Accordingly, the Fund intends to distribute its taxable income and net realized gains, if any, to shareholders in accordance with timing requirements

Western Asset High Income Fund II Inc. 2011 Semi-Annual Report	35

imposed by the Code. Therefore, no federal or state income tax provision is required in the Fund’s financial statements.

Management has analyzed the Fund’s tax positions taken on income tax returns for all open tax years and has concluded that as of October 31, 2011, no provision for income tax is required in the Fund’s financial statements. The Fund’s federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by Internal Revenue Service and state departments of revenue.

Under the applicable foreign tax laws, a withholding tax may be imposed on interest, dividends and capital gains at various rates. Realized gains upon disposition of Indonesian securities held by the Fund are subject to capital gains tax in that country. As of October 31, 2011, there were $101,473 of capital gains tax liability accrued on unrealized gains.

(o) Reclassification. GAAP requires that certain components of net assets be reclassified to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share.

2. Investment management agreement and other transactions with affiliates

Legg Mason Partners Fund Advisor, LLC (“LMPFA”) is the Fund’s investment manager. Western Asset Management Company (“Western Asset”), Western Asset Management Company Limited (“Western Asset Limited”) and Western Asset Management Company Pte. Ltd. (“Western Singapore”) are the Fund’s subadvisers. LMPFA, Western Asset, Western Asset Limited and Western Singapore are wholly-owned subsidiaries of Legg Mason, Inc. (“Legg Mason”).

LMPFA provides administrative and certain oversight services to the Fund. The Fund pays an investment management fee, calculated daily and paid monthly, at an annual rate of 0.80% of the Fund’s average weekly net assets plus the proceeds of any outstanding borrowings used for leverage.

LMPFA delegates to Western Asset the day-to-day portfolio management of the Fund. Western Singapore and Western Asset Limited do not receive any compensation from the Fund and are paid by Western Asset for their services to the Fund. For its services, LMPFA pays Western Asset 70% of the net management fee it receives from the Fund. In turn, Western Asset pays Western Singapore and Western Asset Limited a subadvisory fee of 0.30% on assets managed by each subadviser.

During periods in which the Fund utilizes financial leverage, the fees which are payable to the investment manager as a percentage of the Fund’s net assets will be higher than if the Fund did not utilize leverage because the

36	Western Asset High Income Fund II Inc. 2011 Semi-Annual Report

Notes to financial statements (unaudited) (cont’d)

fees are calculated as a percentage of the Fund’s assets, including those investments purchased with leverage.

All officers and one Director of the Fund are employees of Legg Mason or its affiliates and do not receive compensation from the Fund.

3. Investments

During the six months ended October 31, 2011, the aggregate cost of purchases and proceeds from sales of investments (excluding short-term investments) were as follows:

Purchases	$187,191,212
Sales	197,328,906

At October 31, 2011, the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were substantially as follows:

Gross unrealized appreciation	$ 55,461,958
Gross unrealized depreciation	(58,127,516)
Net unrealized depreciation	$ (2,665,558)

At October 31, 2011, the Fund had the following open futures contracts:

	Number of Contracts	Expiration Date	Basis Value	Market Value	Unrealized Loss
Contracts to Sell:
U.S. Treasury 5-Year Notes	263	12/11	$32,198,505	$32,246,266	$(47,761)

At October 31, 2011, the Fund had the following open forward foreign currency contracts:

Foreign Currency	Counterparty	Local Currency	Market Value	Settlement Date	Unrealized Gain (Loss)
Contracts to Buy:
British Pound	Citibank, N.A.	100,000	$ 160,768	11/16/11	$ 6,586
British Pound	UBS AG	300,000	482,303	11/16/11	10,721
					17,307
Contracts to Sell:
British Pound	Citibank, N.A.	1,600,000	2,572,282	11/16/11	38,598
British Pound	UBS AG	2,474,000	3,977,392	11/16/11	13,814
Euro	Citibank, N.A.	1,200,000	1,660,205	11/16/11	48,685
Euro	Citibank, N.A.	4,300,000	5,949,067	11/16/11	(81,537)
Euro	Citibank, N.A.	1,400,000	1,936,631	11/30/11	6,821
Euro	JPMorgan Chase & Co.	1,798,430	2,488,160	11/15/11	(79,703)
Euro	UBS AG	17,530,917	24,254,093	11/16/11	494,828
Euro	UBS AG	1,700,000	2,351,957	11/16/11	91,283
Euro	UBS AG	2,100,000	2,905,358	11/16/11	(2,738)
					530,051
Net unrealized gain on open forward foreign currency contracts					$ 547,358

Western Asset High Income Fund II Inc. 2011 Semi-Annual Report	37

Transactions in reverse repurchase agreements for the Fund during the six months ended October 31, 2011 were as follows:

Average Daily Balance*	Weighted Average Interest Rate*	Maximum Amount Outstanding
$48,769,198	0.738%	$53,976,979

*  Averages based on the number of days that Fund had reverse repurchase agreements outstanding.

Interest rates on reverse repurchase agreements ranged from 0.150% to 1.150% during the six months ended October 31, 2011. Interest expense incurred on reverse repurchase agreements totaled $184,078.

At October 31, 2011, the Fund had the following open reverse repurchase agreements:

Counterparty	Rate	Effective Date	Maturity Date	Face Amount of Reverse Repurchase Agreements
Credit Suisse	0.75%	5/31/2011	TBD*	$ 1,279,810
Credit Suisse	0.50%	8/1/2011	TBD*	1,120,150
Credit Suisse	0.85%	8/1/2011	TBD*	1,491,162
Credit Suisse	0.75%	9/29/2011	TBD*	1,692,067
Credit Suisse	0.85%	9/29/2011	TBD*	1,536,313
Credit Suisse	1.00%	9/29/2011	TBD*	523,334
Credit Suisse	1.00%	9/29/2011	TBD*	1,453,347
Credit Suisse	1.00%	9/29/2011	TBD*	1,681,293
Credit Suisse	0.85%	10/5/2011	TBD*	1,787,330
Credit Suisse	0.95%	10/5/2011	TBD*	1,036,320
JPMorgan	1.05%	1/25/2011	TBD*	307,100
JPMorgan	1.05%	1/25/2011	TBD*	877,233
JPMorgan	1.15%	1/25/2011	TBD*	953,288
JPMorgan	0.50%	4/5/2010	TBD*	1,017,905
JPMorgan	0.80%	5/31/2011	TBD*	3,642,000
JPMorgan	0.15%	8/1/2011	TBD*	1,439,900
JPMorgan	0.25%	8/1/2011	TBD*	2,051,600
UBS	0.50%	9/15/2011	TBD*	575,438
UBS	0.50%	9/15/2011	TBD*	847,687
UBS	0.50%	9/15/2011	TBD*	965,250
UBS	0.50%	9/15/2011	TBD*	1,681,300
UBS	0.60%	9/15/2011	TBD*	793,650
UBS	0.60%	9/15/2011	TBD*	998,250
UBS	0.65%	9/15/2011	TBD*	2,242,500
UBS	0.70%	9/15/2011	TBD*	478,750
UBS	0.70%	9/15/2011	TBD*	730,000
UBS	0.70%	9/15/2011	TBD*	952,875
UBS	0.70%	9/15/2011	TBD*	1,740,000
UBS	0.85%	9/15/2011	TBD*	1,903,650
UBS	1.00%	9/15/2011	TBD*	266,288
UBS	1.00%	9/15/2011	TBD*	1,386,525
				$39,452,315

*    TBD — To Be Determined; These reverse repurchase agreements have no maturity dates because they are renewed daily and can be terminated by either the Fund or the counterparty in accordance with the terms of the agreements.

38	Western Asset High Income Fund II Inc. 2011 Semi-Annual Report

Notes to financial statements (unaudited) (cont’d)

On October 31, 2011, the total market value of underlying collateral (refer to the Schedule of Investments for positions held at the counterparty as collateral for reverse repurchase agreements) for open reverse repurchase agreements was $40,929,389.

4. Derivative instruments and hedging activities

Financial Accounting Standards Board Codification Topic 815 requires enhanced disclosure about an entity’s derivative and hedging activities.

Below is a table, grouped by derivative type, that provides information about the fair value and the location of derivatives within the Statement of Assets and Liabilities at October 31, 2011.

ASSET DERIVATIVES1

Foreign Exchange Contracts Risk
Forward foreign currency contracts	$711,336

LIABILITY DERIVATIVES1

	Interest Rate Contracts Risk	Foreign Exchange Contracts Risk	Total
Futures contracts[2]	$ 47,761	—	$ 47,761
Forward foreign currency contracts	—	$163,978	163,978
Total	$ 47,761	$163,978	$211,739

1     Generally, the balance sheet location for asset derivatives is receivables/net unrealized appreciation (depreciation) and for liability derivatives is payables/net unrealized appreciation (depreciation).

2     Includes cumulative appreciation (depreciation) of futures contracts as reported in the footnotes. Only variation margin is reported within the receivables and/or payables of the Statement of Assets and Liabilities.

The following tables provide information about the effect of derivatives and hedging activities on the Fund’s Statement of Operations for the six months ended October 31, 2011. The first table provides additional detail about the amounts and sources of gains (losses) realized on derivatives during the period. The second table provides additional information about the change in unrealized appreciation (depreciation) resulting from the Fund’s derivatives and hedging activities during the period.

AMOUNT OF REALIZED GAIN (LOSS) ON DERIVATIVES RECOGNIZED

	Interest Rate Contracts Risk	Foreign Exchange Contracts Risk	Total
Futures contracts	$(1,641,162)	—	$(1,641,162)
Forward foreign currency contracts	—	$(500,841)	(500,841)
Total	$(1,641,162)	$(500,841)	$(2,142,003)

Western Asset High Income Fund II Inc. 2011 Semi-Annual Report	39

CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) ON DERIVATIVES RECOGNIZED

	Interest Rate Contracts Risk	Foreign Exchange Contracts Risk	Total
Futures contracts	$166,281	—	$ 166,281
Forward foreign currency contracts	—	$2,104,202	2,104,202
Total	$166,281	$2,104,202	$2,270,483

During the six months ended October 31, 2011, the volume of derivative activity for the Fund was as follows:

Average Market Value
Futures contracts (to buy)†	$ 1,168,839
Futures contracts (to sell)	31,781,319
Forward foreign currency contracts (to buy)	1,186,313
Forward foreign currency contracts (to sell)	38,195,299

†  At October 31, 2011, there were no open positions held in this derivative.

5. Loan

The Fund has a 364-day revolving credit agreement with a financial institution, which allows the Fund to borrow up to an aggregate amount of $300,000,000. Unless renewed, this agreement will terminate on December 14, 2011. The interest on the loan is calculated at a variable rate based on the one-month LIBOR plus any applicable margin. To the extent of the borrowing outstanding, the Fund is required to maintain collateral in a special custody account at the Fund’s custodian on behalf of the financial institution. Interest expense related to this loan for the six months ended October 31, 2011 was $1,176,095. For the six months ended October 31, 2011, the Fund had an average daily loan balance outstanding of $207,255,435 and the weighted average interest rate was 1.110%. At October 31, 2011, the Fund had $215,000,000 of borrowings outstanding per this credit agreement.

Subsequent to the period of this report, on December 14, 2011, the Fund renewed its revolving credit agreement with a financial institution, so that the term initially extends to December 12, 2012; and then on December 12, 2012, the Fund’s loans may not become due except upon 180 days written notice from the lender of the Fund.

6. Distributions subsequent to October 31, 2011

On August 11, 2011, the Board of Directors (the “Board”) of the Fund declared a distribution in the amount of $0.0825 per share payable on November 25, 2011 to shareholders of record on November 18, 2011.

On November 10, 2011, the Board declared three distributions, each in the amount of $0.0825 per share, payable on December 23, 2011, January 27, 2012 and February 24, 2012 to shareholders of record on December 16, 2011, January 20, 2012 and February 17, 2012, respectively.

40	Western Asset High Income Fund II Inc. 2011 Semi-Annual Report

Notes to financial statements (unaudited) (cont’d)

7. Capital loss carryforward

As of April 30, 2011, the Fund had a net capital loss carryforward of approximately $280,389,270, of which $6,091,329 expires in 2016, $90,684,793 expires in 2017, $181,154,391 expires in 2018 and $2,458,757 expires in 2019. These amounts will be available to offset any future taxable capital gains.

Under the recently enacted Regulated Investment Company Modernization Act of 2010, the Fund will be permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. However, any losses incurred during those future years will be required to be utilized prior to the losses incurred in pre-enactment taxable years. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

8. Other tax information

On December 22, 2010, President Obama signed into law the Regulated Investment Company Modernization Act of 2010 (the “Act”). The Act updates certain tax rules applicable to regulated investment companies (“RICs”). The various provisions of the Act will generally be effective for RICs with taxable years beginning after December 22, 2010. Additional information regarding the impact of the Act on the Fund, if any, will be contained within the relevant sections of the notes to the financial statements for the fiscal year ending April 30, 2012.

9. Recent accounting pronouncements

In April 2011, the Financial Accounting Standards Board issued Accounting Standards Update No. 2011-03, Transfers and Servicing (Topic 860) – Reconsideration of Effective Control for Repurchase Agreements (“ASU No. 2011-03”) related to the accounting for repurchase agreements and similar agreements that both entitle and obligate a transferor to repurchase or redeem financial assets before their maturity. ASU No. 2011-03 modifies the criteria for determining effective control of transferred assets and as a result certain agreements may now be accounted for as secured borrowings. ASU No. 2011-03 is effective prospectively for new transfers and existing transactions that are modified in the first interim or annual period beginning on or after December 15, 2011. Management is currently evaluating the impact the adoption of ASU No. 2011-03 will have on the Fund’s financial statements and related disclosures.

In May 2011, the Financial Accounting Standards Board issued Accounting Standard Update No. 2011-04, Fair Value Measurement (Topic 820) – Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and IFRSs (“ASU No. 2011-04”). ASU No. 2011-04 establishes common requirements for measuring fair value and for disclosing

Western Asset High Income Fund II Inc. 2011 Semi-Annual Report	41

information about fair value measurements. ASU No. 2011-04 is effective during interim and annual periods beginning after December 15, 2011. Management is currently evaluating the impact the adoption of ASU No. 2011-04 will have on the Fund’s financial statements and related disclosures.

42	Western Asset High Income Fund II Inc.

Additional shareholder information (unaudited)

Results of annual meeting of shareholders

The Annual Meeting of Shareholders of Western Asset High Income Fund II Inc. was held on August 22, 2011, for the purpose of considering and voting upon the election of Directors. The following table provides information concerning the matter voted upon at the meeting:

Election of directors

Nominees	Votes For	Votes Withheld
Daniel P. Cronin	76,118,377	1,995,629
Jeswald W. Salacuse	75,913,515	2,200,691

At October 31, 2011, in addition to Daniel P. Cronin and Jeswald W. Salacuse, the Directors of the Fund were as follows:

Carol L. Colman
Paolo M. Cucchi
Leslie H. Gelb
R. Jay Gerken
William R. Hutchinson
Riordan Roett

Western Asset High Income Fund II Inc.	43

Dividend reinvestment plan (unaudited)

Pursuant to certain rules of the Securities and Exchange Commission the following additional disclosure is provided.

Each shareholder purchasing shares of common stock (“Shares”) of Western Asset High Income Fund II Inc. (“Fund”) will be deemed to have elected to be a participant in the Dividend Reinvestment Plan (“Plan”), unless the shareholder specifically elects in writing (addressed to the Agent at the address below or to any nominee who holds Shares for the shareholder in its name) to receive all distributions in cash, paid by check, mailed directly to the record holder by or under the direction of American Stock Transfer & Trust Company as the Fund’s dividend-paying agent (“Agent”). A shareholder whose Shares are held in the name of a broker or nominee who does not provide an automatic reinvestment service may be required to take such Shares out of “street name” and register such Shares in the shareholder’s name in order to participate, otherwise dividends and distributions will be paid in cash to such shareholder by the broker or nominee. Each participant in the Plan is referred to herein as a “Participant.” The Agent will act as Agent for each Participant, and will open accounts for each Participant under the Plan in the same name as their Shares are registered.

Unless the Fund declares a distribution payable only in the form of cash, the Agent will apply all distributions in the manner set forth below.

If, on the determination date (as defined below), the market price per Share equals or exceeds the net asset value per Share on that date (such condition, a “market premium”), the Agent will receive the distribution in newly issued Shares of the Fund on behalf of Participants. If, on the determination date, the net asset value per Share exceeds the market price per Share (such condition, a “market discount”), the Agent will purchase Shares in the open market. The determination date will be the fourth New York Stock Exchange trading day (a New York Stock Exchange trading day being referred to herein as a “Trading Day”) preceding the payment date for the distribution. For purposes herein, “market price” will mean the average of the highest and lowest prices at which the Shares sell on the New York Stock Exchange on the particular date, or if there is no sale on that date, the average of the closing bid and asked quotations.

Purchases made by the Agent will be made as soon as practicable commencing on the Trading Day following the determination date and terminating no later than 30 days after the distribution payment date except where temporary curtailment or suspension of purchase is necessary to comply with applicable provisions of federal securities law; provided, however, that such purchases will, in any event, terminate on the Trading Day prior to the “ex-dividend” date next succeeding the distribution payment date.

If (i) the Agent has not invested the full distribution amount in open market purchases by the date specified above as the date on which such purchases

44	Western Asset High Income Fund II Inc.

Dividend reinvestment plan (unaudited) (cont’d)

must terminate or (ii) a market discount shifts to a market premium during the purchase period, then the Agent will cease making open market purchases and will receive the uninvested portion of the distribution amount in newly issued Shares (x) in the case of (i) above, at the close of business on the date the Agent is required to terminate making open market purchases as specified above or (y) in the case of (ii) above, at the close of business on the date such shift occurs; but in no event prior to the payment date for the distribution.

In the event that all or part of a distribution amount is to be paid in newly issued Shares, such Shares will be issued to Participants in accordance with the following formula: (i) if, on the valuation date, the net asset value per share is less than or equal to the market price per Share, then the newly issued Shares will be valued at net asset value per Share on the valuation date provided, however, that if the net asset value is less than 95% of the market price on the valuation date, then such Shares will be issued at 95% of the market price and (ii) if, on the valuation date, the net asset value per share is greater than the market price per Share, then the newly issued Shares will be issued at the market price on the valuation date. The valuation date will be the distribution payment date, except that with respect to Shares issued pursuant to the paragraph above, the valuation date will be the date such Shares are issued. If a date that would otherwise be a valuation date is not a Trading Day, the valuation date will be the next preceding Trading Day.

The open market purchases provided for above may be made on any securities exchange on which the Shares of the Fund are traded, in the over-the-counter market or in negotiated transactions, and may be on such terms as to price, delivery and otherwise as the Agent shall determine. Funds held by the Agent uninvested will not bear interest, and it is understood that, in any event, the Agent shall have no liability in connection with any inability to purchase Shares within the time periods herein provided, or with the timing of any purchases effected. The Agent shall have no responsibility as to the value of the Shares acquired for the Participant’s account. The Agent may commingle amounts of all Participants to be used for open market purchases of Shares and the price per Share allocable to each Participant in connection with such purchases shall be the average price (including brokerage commissions) of all Shares purchased by the Agent.

The Agent will maintain all Participant accounts in the Plan and will furnish written confirmations of all transactions in each account, including information needed by Participants for personal and tax records. The Agent will hold Shares acquired pursuant to the Plan in noncertificated form in the Participant’s name or that of its nominee, and each Participant’s proxy will include those Shares purchased pursuant to the Plan. The Agent will forward to Participants any proxy solicitation material and will vote any Shares so held for Participants only in accordance with the proxy returned by

Western Asset High Income Fund II Inc.	45

Participants to the Fund. Upon written request, the Agent will deliver to Participants, without charge, a certificate or certificates for the full Shares.

The Agent will confirm to Participants each acquisition made for their respective accounts as soon as practicable but not later than 60 days after the date thereof. Although Participants may from time to time have an undivided fractional interest (computed to three decimal places) in a Share of the Fund, no certificates for fractional shares will be issued. Distributions on fractional shares will be credited to each Participant’s account. In the event of termination of a Participant’s account under the Plan, the Agent will adjust for any such undivided fractional interest in cash at the market value of the Fund’s Shares at the time of termination less the pro rata expense of any sale required to make such an adjustment.

Any share dividends or split shares distributed by the Fund on Shares held by the Agent for Participants will be credited to their respective accounts. In the event that the Fund makes available to Participants rights to purchase additional Shares or other securities, the Shares held for Participants under the Plan will be added to other Shares held by the Participants in calculating the number of rights to be issued to Participants.

The Agent’s service fee for handling distributions will be paid by the Fund. Participants will be charged a pro rata share of brokerage commissions on all open market purchases.

Participants may terminate their accounts under the Plan by notifying the Agent in writing. Such termination will be effective immediately if notice is received by the Agent not less than ten days prior to any distribution record date; otherwise such termination will be effective on the first Trading Day after the payment due for such distribution with respect to any subsequent distribution. The Plan may be amended or terminated by the Fund as applied to any distribution paid subsequent to written notice of the change or termination sent to Participants at least 30 days prior to the record date for the distribution. The Plan may be amended or terminated by the Agent, with the Fund’s prior written consent, on at least 30 days’ written notice to Plan Participants. Notwithstanding the preceding two sentences, the Agent or the Fund may amend or supplement the Plan at any time or times when necessary or appropriate to comply with applicable law or rules or policies of the Securities and Exchange Commission or any other regulatory authority. Upon any termination, the Agent will cause a certificate or certificates for the full Shares held by each Participant under the Plan and cash adjustment for any fraction to be delivered to each Participant without charge. If the Participant elects by notice to the Agent in writing in advance of such termination to have the Agent sell part or all of a Participant’s Shares and remit the proceeds to Participant, the Agent is authorized to deduct a $2.50 fee plus brokerage commission for this transaction from the proceeds.

46	Western Asset High Income Fund II Inc.

Dividend reinvestment plan (unaudited) (cont’d)

Any amendment or supplement shall be deemed to be accepted by each Participant unless, prior to the effective date thereof, the Agent receives written notice of the termination of the Participant’s account under the Plan. Any such amendment may include an appointment by the Agent in its place and stead of a successor Agent under these terms and conditions, with full power and authority to perform all or any of the acts to be performed by the Agent under these terms and conditions. Upon any such appointment of an Agent for the purpose of receiving distributions, the Fund will be authorized to pay to such successor Agent, for each Participant’s account, all distributions payable on Shares of the Fund held in each Participant’s name or under the Plan for retention or application by such successor Agent as provided in these terms and conditions.

In the case of Participants, such as banks, broker-dealers or other nominees, which hold Shares for others who are beneficial owners (“Nominee Holders”), the Agent will administer the Plan on the basis of the number of Shares certified from time to time by each Nominee Holder as representing the total amount registered in the Nominee Holder’s name and held for the account of beneficial owners who are to participate in the Plan.

The Agent shall at all times act in good faith and use its best efforts within reasonable limits to insure the accuracy of all services performed under this Agreement and to comply with applicable law, but assumes no responsibility and shall not be liable for loss or damage due to errors unless such error is caused by its negligence, bad faith, or willful misconduct or that of its employees.

All correspondence concerning the Plan should be directed to the Agent at 1-888-888-0151.

Western Asset

High Income Fund II Inc.

Directors	Western Asset High Income Fund II Inc.	Independent registered public accounting firm
Carol L. Colman	620 Eighth Avenue	KPMG LLP
Daniel P. Cronin	49th Floor	345 Park Avenue
Paolo M. Cucchi	New York, NY 10018	New York, NY 10154
Leslie H. Gelb
R. Jay Gerken	Investment manager	Legal counsel
Chairman	Legg Mason Partners Fund Advisor, LLC	Simpson Thacher & Bartlett LLP
William R. Hutchinson		425 Lexington Avenue
Riordan Roett	Subadvisers	New York, NY 10017
Jeswald W. Salacuse	Western Asset Management Company
	Western Asset Management Company Limited	New York Stock Exchange Symbol
Officers	Western Asset Management Company Pte. Ltd.	HIX
R. Jay Gerken
President and Chief Executive Officer	Custodian
Richard F. Sennett	State Street Bank and Trust Company
Principal Financial Officer	1 Lincoln Street
Ted P. Becker	Boston, MA 02111
Chief Compliance Officer
Vanessa A. Williams	Transfer agent
Identity Theft Protection Officer	American Stock Transfer & Trust Company
Robert I. Frenkel	59 Maiden Lane
Secretary and Chief Legal Officer	New York, NY 10038
Thomas C. Mandia
Assistant Secretary
Steven Frank
Treasurer
Jeanne M. Kelly
Senior Vice President

Legg Mason Funds Privacy and Security Notice

Your Privacy and the Security of Your Personal Information is Very Important to the Legg Mason Funds

This Privacy and Security Notice (the “Privacy Notice”) addresses the Legg Mason Funds’ privacy and data protection practices with respect to nonpublic personal information the Funds receive. The Legg Mason Funds include any funds sold by the Funds’ distributor, Legg Mason Investor Services, LLC, as well as Legg Mason-sponsored closed-end funds and certain closed-end funds managed or sub-advised by Legg Mason or its affiliates. The provisions of this Privacy Notice apply to your information both while you are a shareholder and after you are no longer invested with the Funds.

The Type of Nonpublic Personal Information the Funds Collect About You

The Funds collect and maintain nonpublic personal information about you in connection with your shareholder account. Such information may include, but is not limited to:

•	Personal information included on applications or other forms;
•	Account balances, transactions, and mutual fund holdings and positions;
•	Online account access user IDs, passwords, security challenge question responses; and
•	Information received from consumer reporting agencies regarding credit history and creditworthiness (such as the amount of an individual’s total debt, payment history, etc.).

How the Funds Use Nonpublic Personal Information About You

The Funds do not sell or share your nonpublic personal information with third parties or with affiliates for their marketing purposes, or with other financial institutions or affiliates for joint marketing purposes, unless you have authorized the Funds to do so. The Funds do not disclose any nonpublic personal information about you except as may be required to perform transactions or services you have authorized or as permitted or required by law. The Funds may disclose information about you to:

•	Employees, agents, and affiliates on a “need to know” basis to enable the Funds to conduct ordinary business or comply with obligations to government regulators;
•

Service providers, including the Funds’ affiliates, who assist the Funds as part of the ordinary course of business (such as printing, mailing services, or processing or servicing your account with us) or otherwise perform services on the Funds’ behalf, including companies that may perform marketing services solely for the Funds;

•	The Funds’ representatives such as legal counsel, accountants and auditors; and
•	Fiduciaries or representatives acting on your behalf, such as an IRA custodian or trustee of a grantor trust.

NOT PART OF THE SEMI-ANNUAL REPORT

Legg Mason Funds Privacy and Security Notice (cont’d)

Except as otherwise permitted by applicable law, companies acting on the Funds’ behalf are contractually obligated to keep nonpublic personal information the Funds provide to them confidential and to use the information the Funds share only to provide the services the Funds ask them to perform.

The Funds may disclose nonpublic personal information about you when necessary to enforce their rights or protect against fraud, or as permitted or required by applicable law, such as in connection with a law enforcement or regulatory request, subpoena, or similar legal process. In the event of a corporate action or in the event a Fund service provider changes, the Funds may be required to disclose your nonpublic personal information to third parties. While it is the Funds’ practice to obtain protections for disclosed information in these types of transactions, the Funds cannot guarantee their privacy policy will remain unchanged.

Keeping You Informed of the Funds’ Privacy and Security Practices

The Funds will notify you annually of their privacy policy as required by federal law. While the Funds reserve the right to modify this policy at any time they will notify you promptly if this privacy policy changes.

The Funds’ Security Practices

The Funds maintain appropriate physical, electronic and procedural safeguards designed to guard your nonpublic personal information. The Funds’ internal data security policies restrict access to your nonpublic personal information to authorized employees, who may use your nonpublic personal information for Fund business purposes only.

Although the Funds strive to protect your nonpublic personal information, they cannot ensure or warrant the security of any information you provide or transmit to them, and you do so at your own risk. In the event of a breach of the confidentiality or security of your nonpublic personal information, the Funds will attempt to notify you as necessary so you can take appropriate protective steps. If you have consented to the Funds using electronic communications or electronic delivery of statements, they may notify you under such circumstances using the most current email address you have on record with them.

In order for the Funds to provide effective service to you, keeping your account information accurate is very important. If you believe that your account information is incomplete, not accurate or not current, or if you have questions about the Funds’ privacy practices, write the Funds using the contact information on your account statements, email the Funds by clicking on the Contact Us section of the Funds’ website at www.leggmason.com, or contact the Fund at 1-888-777-0102.

Revised April 2011

NOT PART OF THE SEMI-ANNUAL REPORT

Western Asset High Income Fund II Inc.

Western Asset High Income Fund II Inc.
620 Eighth Avenue
49th Floor
New York, NY 10018

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940, as amended, that from time to time the Fund may purchase at market prices, shares of its Common Stock in the open market.

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington D.C., and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. To obtain information on Form N-Q from the Fund, shareholders can call 1-888-777-0102.

Information on how the Fund voted proxies relating to portfolio securities during the prior 12-month period ended June 30th of each year and a description of the policies and procedures that the Fund uses to determine how to vote proxies related to portfolio transactions are available (1) without charge, upon request, by calling 1-888-777-0102, (2) on the Fund’s website at www.leggmason.com/cef and (3) on the SEC’s website at www.sec.gov.

This report is transmitted to the shareholders of Western Asset High Income Fund II Inc. for their information. This is not a prospectus, circular or representation intended for use in the purchase or sale of shares of the Fund or any securities mentioned in this report.

American Stock
Transfer & Trust Company
59 Maiden Lane
New York, NY 10038

WAS0022 12/11 SR11-1520

ITEM 2.                                                   CODE OF ETHICS.

Not applicable.

ITEM 3.                                                   AUDIT COMMITTEE FINANCIAL EXPERT.

Not applicable.

ITEM 4.                                                   PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable.

ITEM 5.                                                   AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6.                                                   SCHEDULE OF INVESTMENTS.

Included herein under Item 1.

ITEM 7.                                                   DISCLOSURE OF PROXY VOITNG POLIIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.                                                   PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.                                                   PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.                                             SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable.

ITEM 11.                                             CONTROLS AND PROCEDURES.

(a)                                  The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)                                 There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.

ITEM 12.                                             EXHIBITS.

(a) (1)                 Not applicable.

Exhibit 99.CODE ETH

(a) (2)                 Certifications pursuant to section 302 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.CERT

(b)  Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.906CERT

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this Report to be signed on its behalf by the undersigned, there unto duly authorized.

Western Asset High Income Fund II Inc.

By:	/s/ R. Jay Gerken
(R. Jay Gerken)
Chief Executive Officer
Western Asset High Income Fund II Inc.

Date:	December 22, 2011

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ R. Jay Gerken
(R. Jay Gerken)
Chief Executive Officer
Western Asset High Income Fund II Inc.

Date:	December 22, 2011

By:	/s/ Richard F. Sennett
(Richard F. Sennett)
Principal Financial Officer
Western Asset High Income Fund II Inc.

Date:	December 22, 2011